===============================================================================





                           AURORA LOAN SERVICES INC.,

                                   as Servicer

          LEHMAN CAPITAL, A DIVISION OF LEHMAN BROTHERS HOLDINGS INC.,

                                   as a Seller


                                       and


                          LEHMAN BROTHERS BANK, F.S.B,


                                   as a Seller


                          -----------------------------


                     Structured Asset Securities Corporation

               Mortgage Pass-Through Certificates, Series 2002-AL1


                               SERVICING AGREEMENT

                          Dated as of February 1, 2002


                          -----------------------------


===============================================================================

                                Table of Contents

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                                                                                                               Page
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ARTICLE I. DEFINITIONS............................................................................................2


ARTICLE II. SELLER'S ENGAGEMENT OF SERVICER TO PERFORM SERVICING RESPONSIBILITIES................................13

      Section 2.01    Contract for Servicing; Possession of Servicing Files......................................13
      Section 2.02    Books and Records..........................................................................14

ARTICLE III. SERVICING OF THE MORTGAGE LOANS.....................................................................15

      Section 3.01    Servicer to Service........................................................................15
      Section 3.02    Collection of Assistance Loan Payments.....................................................17
      Section 3.03    Establishment of and Deposits to Custodial Account.........................................17
      Section 3.04    Permitted Withdrawals from Custodial Account...............................................18
      Section 3.05    Establishment of and Deposits to Escrow Account............................................20
      Section 3.06    Permitted Withdrawals From Escrow Account..................................................21
      Section 3.07    [Reserved].................................................................................21
      Section 3.08    Fidelity Bond and Errors and Omissions Insurance...........................................21
      Section 3.09    Completion and Recordation of Assignments..................................................22
      Section 3.10    Protection of Accounts.....................................................................22
      Section 3.11    Payment of Taxes, Insurance and Other Charges..............................................22
      Section 3.12    Maintenance of Hazard Insurance............................................................23
      Section 3.13    Maintenance of Mortgage Blanket Insurance..................................................23
      Section 3.14    Restoration of Collateral..................................................................24
      Section 3.15    Title, Management and Disposition of REO Property..........................................24
      Section 3.16    Real Estate Owned Reports..................................................................27
      Section 3.17    MERS.......................................................................................27
      Section 3.18    Certain Matters Relating to Assistance Loans...............................................27

ARTICLE IV. PAYMENTS TO TRUSTEE..................................................................................28

      Section 4.01    Remittances................................................................................28
      Section 4.02    Statements to Trustee and Each Seller......................................................29
      Section 4.03    Statement from the Trustee.................................................................29
      Section 4.04    Monthly Advances by Servicer...............................................................30

ARTICLE V. GENERAL SERVICING PROCEDURES..........................................................................30

      Section 5.01    Servicing Compensation.....................................................................30
      Section 5.02    Annual Audit Report........................................................................31
      Section 5.03    Annual Officer's Certificate...............................................................31
      Section 5.04    Transfers of Mortgaged Property............................................................31

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ARTICLE VI. REPRESENTATIONS, WARRANTIES AND AGREEMENTS...........................................................32

      Section 6.01    Representations, Warranties and Agreements of the Servicer.................................32
      Section 6.02    Remedies for Breach of Representations and Warranties of the Servicer......................34
      Section 6.03    Additional Indemnification by the Servicer; Third Party Claims.............................35

ARTICLE VII. THE SERVICER........................................................................................36

      Section 7.01    Merger or Consolidation of the Servicer....................................................36
      Section 7.02    Limitation on Liability of the Servicer and Others.........................................36
      Section 7.03    Limitation on Resignation and Assignment by the Servicer...................................36
      Section 7.04    Subservicing Agreements and Successor Subservicer..........................................37

ARTICLE VIII. TERMINATION........................................................................................38

      Section 8.01    Termination for Cause......................................................................38
      Section 8.02    Termination Without Cause..................................................................40

ARTICLE IX. MISCELLANEOUS PROVISIONS.............................................................................40

      Section 9.01    Successor to the Servicer..................................................................40
      Section 9.02    Purchase of the Assistance Loans...........................................................42
      Section 9.03    Costs......................................................................................43
      Section 9.04    Notices....................................................................................43
      Section 9.05    Severability Clause........................................................................45
      Section 9.06    No Personal Solicitation...................................................................45
      Section 9.07    Counterparts...............................................................................46
      Section 9.08    Place of Delivery and Governing Law........................................................46
      Section 9.09    Further Agreements.........................................................................46
      Section 9.10    Intention of the Parties...................................................................46
      Section 9.11    Successors and Assigns; Assignment of Servicing Agreement..................................46
      Section 9.12    Assignment by the Sellers..................................................................46
      Section 9.13    Waivers....................................................................................47
      Section 9.14    Exhibits...................................................................................47
      Section 9.15    General Interpretive Principles............................................................47
      Section 9.16    Reproduction of Documents..................................................................48

                              EXHIBITS & SCHEDULES

EXHIBIT A             Assistance Loan Schedule
EXHIBIT B             Custodial Account Letter Agreement
EXHIBIT C             Escrow Account Letter Agreement

                                       2

                               SERVICING AGREEMENT


         THIS SERVICING AGREEMENT (this "Agreement"), entered into as of the 1st day of February, 2002, by and between LEHMAN CAPITAL, A DIVISION OF LEHMAN BROTHERS HOLDINGS INC., a Delaware corporation (the "Seller" or "Lehman Capital"), LEHMAN BROTHERS BANK, FSB, a federal savings bank (the "Seller" or the "Bank") and AURORA LOAN SERVICES INC., a Delaware corporation ("the Servicer"), recites and provides as follows:

                                    RECITALS

         WHEREAS, the United States Small Business Administration (the "SBA") and Lehman Capital are parties to a Loan Sale Agreement (SBA Loan Sale # 3 ), pursuant to which the SBA sold, transferred, assigned, set over, deposited with and otherwise conveyed the loans listed on Exhibit A hereto (the "Assistance Loans");

         WHEREAS, the SBA and the Bank are parties to a Loan Sale Agreement (SBA Loan Sale # 4 ), pursuant to which the SBA sold, transferred, assigned, set over, deposited with and otherwise conveyed the Assistance Loans;

         WHEREAS, each Seller (with respect to its related Assistance Loans) has conveyed such Assistance Loans on a servicing-retained basis to Structured Asset Securities Corporation (the "Depositor"), which in turn has conveyed the Assistance Loans to Wells Fargo Bank Minnesota, National Association, as trustee (the "Trustee") under a trust agreement dated as of February 1, 2002 (the "Trust Agreement"), between the Trustee and the Depositor;

         WHEREAS, each Seller (with respect to its related Assistance Loans) desires that the Servicer service the Assistance Loans pursuant to this Agreement, and the Servicer has agreed to do so, subject to the right of each Seller (with respect to its related Assistance Loans) to terminate the rights and obligations of the Servicer hereunder at any time and to the other conditions set forth herein; and

         WHEREAS, the Servicer is authorized to service loans not designated as simple interest loans as fully amortizing.

         NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Lehman Capital, the Bank and the Servicer hereby agree as follows:

                                   ARTICLE I.

                                   DEFINITIONS

         The following terms are defined as follows (except as otherwise agreed in writing by the parties):

         Accepted Servicing Practices: With respect to any Assistance Loan, those servicing practices of prudent lending institutions that service loans of the same type as such Assistance Loan in the jurisdiction where the related Collateral, if any, is located.

         Act:  The National Housing Act, as amended from time to time.

         Aggregate Loan Balance: At any date of determination, the outstanding unpaid principal balance of the Assistance Loans serviced hereunder.

         Agreement: This Servicing Agreement and all amendments hereof and supplements hereto.

         Ancillary Income: All income derived from the Assistance Loans, other than Servicing Fees, including but not limited to late charges, fees received with respect to checks or bank drafts returned by the related bank for non-sufficient funds, assumption fees, optional insurance administrative fees and all other incidental fees and charges.

         Assignment: With respect to each secured Assistance Loan, an assignment of the Security Agreement, notice of transfer or equivalent instrument sufficient under the laws of the jurisdiction wherein the related Collateral is located to reflect the transfer of the Security Agreement. With respect to each Mortgage Loan, an assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the transfer of the Mortgage to the party indicated therein, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering the Mortgage Loans secured by Mortgaged Properties located in the same jurisdiction, if permitted by law.

         Assistance Loan: An individual secured or unsecured loan originated by the SBA (including Mortgage Loans and loans secured by special assessments and other non-real estate Collateral) that is the subject of this Agreement, each such Assistance Loan being identified on the Assistance Loan Schedule, which Assistance Loan includes without limitation the Assistance Loan File, the Monthly Payments, Principal Prepayments, Liquidation Proceeds, Insurance Proceeds, and all other rights, benefits, proceeds and obligations arising from or in connection with such Assistance Loan and similar loans securing the Certificates issued by the Trustee with respect to which servicing is subsequently transferred to the Servicer from time to time for inclusion under the terms of this Agreement.

         Assistance Loan File: With respect to Assistance Loans other than Mortgage Loans, (i) the original Promissory Note, (ii) with respect to each secured Assistance Loan, the original Security Agreement, together with an assignment of the Security Agreement in favor of the Trustee, together with originals or copies of all intervening assignments showing a complete chain of assignment, (iii) the original or a copy of any guaranty, if applicable, (iv) the original or a copy of each assumption, modification, written assurance or substitution agreement, if any and (v) the original or a copy of the Loan Authorization and Agreement, in each case to the extent made available by the SBA.

         Assistance Loan Schedule: A schedule of the Assistance Loans (including Mortgage Loans) attached hereto as Exhibit A, which may be amended from time to time to include additional loans which are transferred to the Servicer by a Prior Servicer in a Servicing Transfer, setting forth the following information as of the Cut-off Date (unless indicated otherwise), to the extent available, with respect to each Assistance Loan:

                  (i) the SBA identifying number;

                  (ii) the Obligor's name;

                  (iii) the description of the Collateral;

                  (iv) the original term to maturity from origination (or, if such Assistance Loan has been modified, from modification);

                  (v) the stated remaining months to maturity from the Cut-off Date based on the amortization schedule;

                  (vi) the Loan Rate;

                  (vii) the date on which the first Monthly Payment was due on the Assistance Loan;

                  (viii) the Due Date currently in effect;

                  (ix) the stated maturity date;

                  (x) the amount of the Monthly Payment due on the first Due Date on or after the Cut-off Date;

                  (xi) the last Due Date on which a Monthly Payment was actually applied to the unpaid principal balance;

                  (xii) the original principal amount of the Assistance Loan;

                  (xiii) the principal balance of the Assistance Loan as of the close of business on the Cut-off Date;

                  (xiv) whether the loan is a Mortgage Loan;

                  (xv) whether the loan is a Simple Interest Assistance Loan;
         and

                  (xvi) whether the loan is a MERS Mortgage Loan or a MERS Eligible Mortgage Loan and, if so, the MERS identification number, if available.

         Best Efforts: Efforts determined to be reasonably diligent by each Seller (with respect to its related Assistance Loans) or the Servicer, as the case may be, in its sole discretion. Such efforts do not require either Seller (with respect to its related Assistance Loans) or Servicer, as the case may be, to enter into any litigation, arbitration or other legal or quasi-legal proceeding, nor do they require either Seller (with respect to its related Assistance Loans) or Servicer, as the case may be, to advance or expend fees or sums of money in addition to those specifically set forth in this Agreement.

         Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in New York, Colorado, Maryland and Minnesota (or any state in which the corporate trust office of the Trustee is located) are authorized or obligated by law or executive order to be closed.

         Certificates: Any or all of the Certificates issued pursuant to the Trust Agreement.

         Closing Date:  On or about March 8, 2002.

         Code: The Internal Revenue Code of 1986, as it may be amended from time to time or any successor statute thereto, and applicable U.S. Department of the Treasury regulations issued pursuant thereto.

         Collateral: With respect to any Mortgage Loan, the Mortgaged Property and, with respect to any other Assistance Loan, the collateral securing repayment of the debt evidenced by a Promissory Note.

         Collection Period: With respect to any Remittance Date, the calendar month immediately preceding the month in which such Remittance Date occurs.

         Condemnation Proceeds: All awards of settlements in respect of a Mortgaged Property, whether permanent or temporary, partial or entire, by exercise of the power of eminent domain or condemnation, to the extent not required to be released to a Mortgagor in accordance with the terms of the related Mortgage Loan documents.

         Costs: For any Person, any claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and other costs and expenses of such Person.

         Custodial Account: The separate account or accounts created and maintained pursuant to Section 3.03.

         Custodial Agreement: The custodial agreements relating to custody of certain of the Assistance Loans, between LaSalle Bank N.A., and the Trustee, dated February 1, 2002 and between U.S. Bank National Association and the Trustee, dated February 1, 2002.

         Custodians: LaSalle Bank N.A. and U.S. Bank National Association, and their respective successors.

         Cut-off Date:  February 1, 2002.

         Depositor: Structured Asset Securities Corporation, or any successor in interest.

         Determination Date: With respect to each Remittance Date, the 15th day of the month in which such Remittance Date occurs, or, if such 15th day is not a Business Day, the next succeeding Business Day.

         Distribution Date: The 25th day of each month, or, if such 25th day is not a Business Day, the next succeeding Business Day commencing in March 2002.

         Due Date: The day of the month on which the Monthly Payment is due on an Assistance Loan, exclusive of any days of grace. With respect to the Assistance Loans for which payment from the Obligor is due on a day other than the first day of the month, such Assistance Loans will be treated as if the Monthly Payment is due on the first day of the immediately succeeding month.

         Eligible Investments: Any one or more of the obligations and securities listed below which investment provides for a date of maturity not later than the Determination Date in each month:

                  (i) direct obligations of, and obligations fully guaranteed as to timely payment of principal and interest by, the United States of America or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America ("Direct Obligations");

                  (ii) federal funds, or demand and time deposits in, certificates of deposits of, or bankers' acceptances issued by, any depository institution or trust company (including U.S. subsidiaries of foreign depositories and the Trustee or any agent of the Trustee, acting in its respective commercial capacity) incorporated or organized under the laws of the United States of America or any state thereof and subject to supervision and examination by federal or state banking authorities, so long as at the time of investment or the contractual commitment providing for such investment the commercial paper or other short-term debt obligations of such depository institution or trust company (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the commercial paper or other short-term debt or deposit obligations of such holding company or deposit institution, as the case may be) have been rated by each Rating Agency in its highest short-term rating category or one of its two highest long-term rating categories;

                  (iii) repurchase agreements collateralized by Direct Obligations or securities guaranteed by GNMA, FNMA or FHLMC with any registered broker/dealer subject to Securities Investors' Protection Corporation jurisdiction or any commercial bank insured by the FDIC, if such broker/dealer or bank has an uninsured, unsecured and unguaranteed obligation rated by each Rating Agency in its highest short-term rating category;

                  (iv) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof which have a credit rating from each Rating Agency, at the time of investment or the contractual commitment providing for such investment, at least equal to one of the two highest long-term credit rating categories of each Rating Agency; provided, however, that securities issued by any particular corporation will not be Eligible Investments to the extent that investment therein will cause the then outstanding principal amount of securities issued by such corporation and held as part of the Trust Fund to exceed 20% of the sum of the Aggregate Loan Balance and the aggregate principal amount of all Eligible Investments in the Certificate Account; provided, further, that such securities will not be Eligible Investments if they are published as being under review with negative implications from any Rating Agency;

                  (v) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than 180 days after the date of issuance thereof) rated by each Rating Agency in its highest short-term rating category;

                  (vi) a Qualified GIC;

                  (vii) certificates or receipts representing direct ownership interests in future interest or principal payments on obligations of the United States of America or its agencies or instrumentalities (which obligations are backed by the full faith and credit of the United States of America) held by a custodian in safekeeping on behalf of the holders of such receipts; and

                  (viii) any other demand, money market, common trust fund or time deposit or obligation, or interest-bearing or other security or investment,
(A) rated in the highest rating category by each Rating Agency or (B) that would not adversely affect the then current rating by any Rating Agency of any of the Certificates. Such investments in this subsection (viii) may include money market mutual funds or common trust funds, including any fund for which the Trustee or an affiliate thereof serves as an investment advisor, administrator, shareholder servicing agent, and/or custodian or subcustodian, notwithstanding that (x) the Trustee or an affiliate thereof charges and collects fees and expenses from such funds for services rendered, (y) the Trustee or an affiliate thereof charges and collects fees and expenses for services rendered pursuant to this Agreement, and (z) services performed for such funds and pursuant to this Agreement may converge at any time.

provided, however, that no such instrument shall be an Eligible Investment if such instrument evidences either (i) a right to receive only interest payments with respect to the obligations underlying such instrument, or (ii) both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity of greater than 120% of the yield to maturity at par of such underlying obligations.

         Errors and Omissions Insurance: Errors and Omissions Insurance to be maintained by the Servicer in accordance with the FNMA Guides.

         Escrow Account: The separate account or accounts created and maintained pursuant to Section 3.05.

         Escrow Payments: With respect to any Mortgage Loan, the amounts constituting ground rents, taxes, assessments, water rates, sewer rents, municipal charges, mortgage insurance premiums, fire and hazard insurance premiums, condominium charges, and any other payments required to be escrowed by the Mortgagor with the mortgagee pursuant to the Mortgage or any other document.

         Event of Default:  Any event set forth in Section 8.01.

         FASIT: A "financial asset securitization investment trust" within the meaning of Section 860L(a) of the Code.

         FDIC: The Federal Deposit Insurance Corporation, or any successor thereto.

         FHLMC: The Federal Home Loan Mortgage Corporation, or any successor thereto.

         Fidelity Bond: A fidelity bond to be maintained by the Servicer in accordance with the FNMA Guides.

         Fitch:  Fitch Ratings, or any successor in interest.

         FNMA: The Federal National Mortgage Association, or any successor thereto.

         FNMA Guides: The FNMA Selling Guide and the FNMA Servicing Guide and all amendments or additions thereto.

         GNMA: The Government National Mortgage Association, or any successor thereto.

         Insurance Proceeds: With respect to each Assistance Loan, proceeds of insurance policies insuring the Assistance Loan or the related Collateral including proceeds of any hazard or flood insurance policy or special peril coverage.

         Liquidation Proceeds: Cash received in connection with the liquidation of a defaulted Assistance Loan, whether through the sale or assignment of such Assistance Loan, trustee's sale, foreclosure sale or otherwise, or, in the case of Mortgaged Property acquired in lieu of foreclosure on a Mortgage Loan, the sale of the related REO Property.

         Loan Authorization and Agreement: The loan authorization and agreement between the SBA and the related Obligor setting forth the terms and conditions of the Assistance Loan and authorizing approval of the same.

         Loan Remittance Rate: With respect to any Assistance Loan, the annual rate of interest remitted to the Trustee, which shall be equal to the Net Rate of such Assistance Loan.

         LPMI Fee: Not applicable.

         LPMI Insurer: None.

         LPMI Loan: Not applicable.

         LPMI Policy: Not applicable.

         MERS: Mortgage Electronic Registration Systems, Inc., a Delaware corporation, or any successor in interest thereto.

         MERS Eligible Mortgage Loan: Any Mortgage Loan that has been designated by the Servicer as recordable in the name of MERS.

         MERS Mortgage Loan: Any Mortgage Loan as to which the related Mortgage, or an Assignment of Mortgage, has been or will be recorded in the name of MERS, as agent for the holder from time to time of the Mortgage Note.

         Monthly Advance: With respect to each Remittance Date and each Assistance Loan, an amount equal to the excess, if any, of 30 days' interest on the unpaid principal balance of such Assistance Loan as of the beginning of the related Collection Period calculated at the related Loan Remittance Rate over the Monthly Payment for such Assistance Loan to the extent collected during the related Collection Period, but only to the extent that such amount is expected, in the reasonable judgment of the Servicer, to be recoverable from collections or other recoveries in respect of such Assistance Loan; provided, however that with respect to any unsecured Assistance Loan, the Servicer will never have advanced more than 60 days interest. To the extent that the Servicer determines that any such amount is not recoverable from collections or other recoveries in respect of such Assistance Loan (except in the case of an unsecured Assistance
Loan), such determination shall be evidenced by a certificate of a Servicing Officer delivered to the Trustee setting forth such determination.

         Monthly Payment: The scheduled monthly payment of principal and/or interest on an Assistance Loan.

         Moody's: Moody's Investors Service, Inc., or any successor in interest.

         Mortgage: The mortgage, deed of trust or other instrument securing a Mortgage Note, which purports to create a lien on an unsubordinated estate in fee simple in real property securing the Mortgage Note.

         Mortgage Impairment Insurance Policy: With respect to Mortgage Loans, a mortgage impairment or blanket hazard insurance policy as described in the FNMA Guides.

         Mortgage Interest Rate: The annual rate of interest borne on a Mortgage Note after giving effect to any Relief Act Reduction.

         Mortgage Loan: An individual Mortgage Loan that is the subject of this Agreement, each Mortgage Loan subject to this Agreement being identified as a Mortgage Loan on the Assistance Loan Schedule, which Mortgage Loan includes without limitation the Mortgage Loan documents, the Monthly Payments, Principal Prepayments, Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition Proceeds, and all other rights, benefits, proceeds and obligations arising from or in connection with such Mortgage Loan.

         Mortgage Note: The note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage.

         Mortgaged Property: The real property securing repayment of the debt evidenced by a Mortgage Note.

         Mortgagor:  The obligor on a Mortgage Note.

         Net Rate: With respect to any Mortgage Loan, the related Mortgage Interest Rate, less the applicable Servicing Fee Rate. With respect to any Assistance Loan (other than a Mortgage Loan), the rate of interest on the related Promissory Note, less the applicable Servicing Fee Rate.

         Net Simple Interest Excess: With respect to any Distribution Date, as determined by the Servicer, the excess, if any, of (a) the amount of Monthly Payments received by the Servicer and any Monthly Advances made by the Servicer in the related Collection Period allocable to interest in respect of such Simple Interest Assistance Loans, calculated in accordance with the Simple Interest Method, net of the related Servicing Fees, over (b) the interest that would have accrued on the Simple Interest Assistance Loans for the related Collection Period if each such loan bore interest at a rate equal to the weighted average (by Principal Balance) of the Net Rates of the Simple Interest Assistance Loans as of the first day of the related Collection Period, as determined by the Servicer, on the aggregate Principal Balance of such Simple Interest Assistance Loans for such Distribution Date, carried to six decimal places, rounded down, and calculated on the basis of a 360-day year consisting of twelve 30-day months. For this purpose, the amount of interest received in respect of the Simple Interest Assistance Loans in any month shall be deemed (a) to include any Monthly Advances of interest made by the Servicer in such month in respect of such Simple Interest Assistance Loans, (b) to be reduced by any amounts paid to the Servicer in such month in reimbursement of Monthly Advances previously made by the Servicer in respect of such Simple Interest Assistance Loans (including Simple Interest Assistance Loans that, at the time of reimbursement, are no longer part of the Trust Fund) and (c) to include any withdrawals by the Trustee from the Simple Interest Reserve Fund.

         Net Simple Interest Shortfall: With respect to any Distribution Date, as determined by the Servicer, the excess, if any, of (a) the interest that would have accrued on the Simple Interest Assistance Loans for the related Collection Period if each such loan bore interest at a rate equal to the weighted average (by Principal Balance) of the Net Rates of the Simple Interest Assistance Loans as of the first day of the related Collection Period, as determined by the Servicer, on the aggregate Principal Balance of such Simple Interest Assistance Loans for such Distribution Date, carried to six decimal places, rounded down, and calculated on the basis of a 360-day year consisting of twelve 30-day months, over (b) the amount of Monthly Payments received by the Servicer and any Monthly Advances made by the Servicer in the related Collection Period allocable to interest in respect of such Simple Interest Assistance Loans, calculated in accordance with the Simple Interest Method, net of the related Servicing Fees.

         Non-MERS Eligible Mortgage Loan: Any Mortgage Loan other than a MERS Eligible Mortgage Loan.

         Non-MERS Mortgage Loan: Any Mortgage Loan other than a MERS Mortgage Loan.

         Obligor:  The Mortgagor or other obligor under any Assistance Loan.

         Opinion of Counsel: A written opinion of counsel, who may be an employee of the Servicer, reasonably acceptable to each Seller (with respect to its related Assistance Loans), but which must be independent outside counsel with respect to any such opinion of counsel concerning (i) the non-recordation of Mortgage Loans pursuant to Section 2.02 hereof and (ii) federal income tax matters.

         Person: Any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof.

         Pool 1:  The meaning set forth in the Trust Agreement.

         Pool 1 Mortgage Loans:  The outstanding Mortgage Loans in Pool 1.

         Prepayment Interest Shortfall Amount: With respect to any Distribution Date and any Principal Prepayment in full or in part, the difference between (i) one full month's interest at the applicable Net Rate and (ii) the amount of interest actually received with respect to such Assistance Loan in connection with such Principal Prepayment.

         Prime Rate: The prime rate published from time to time, as published as the average rate in The Wall Street Journal Northeast Edition.

         Principal Balance: With respect to (i) any Assistance Loan as of any date of determination, the unpaid principal balance of such Assistance Loan as of the close of business on the Cut-off Date, reduced by the principal portion of all payments received in any Collection Period prior to such date of determination and (ii) any REO Property as of any date of determination, the Principal Balance of the related Assistance Loan immediately preceding the date of acquisition of such REO Property or other collateral by or on behalf of the Trustee (reduced by any amount applied as a reduction of principal on the Assistance Loan). With respect to any Assistance Loan as of the Cut-off Date, as specified in the Assistance Loan Schedule.

         Principal Prepayment: Any payment or other recovery of principal on an Assistance Loan (other than Liquidation Proceeds and Insurance Proceeds) which is received in advance of the subsequent Collection Period and applied to reduce the outstanding principal balance of such Assistance Loan.

         Prior Servicer: Any prior servicer (other than the Servicer) of any of the Assistance Loans.

         Promissory Note: The original executed promissory note evidencing the indebtedness of an Obligor under an Assistance Loan or, if such Assistance Loan is not evidenced by a promissory note, the original loan agreement or other instrument primarily evidencing the indebtedness of the Obligor under such Assistance Loan.

         Qualified Depository: Any of (i) a federal or state-chartered depository institution the accounts of which are insured by the FDIC and whose commercial paper, short-term debt obligations or other short-term deposits are rated at least "A-1+" by S&P if the deposits are to be held in the account for less than 30 days, or whose long-term unsecured debt obligations are rated at least "AA" by S&P if the deposits are to be held in the account for more than 30 days, or (ii) the corporate trust department of a federal or state-chartered depository institution subject to regulations regarding fiduciary funds on deposit similar to Title 12 of the Code of Federal Regulations Section 9.10(b), which, in either case, has corporate trust powers, acting in its fiduciary capacity, or (iii) the Bank.

         Qualified Insurer: A mortgage guaranty insurance company duly authorized and licensed where required by law to transact mortgage guaranty insurance business and approved as an insurer by FNMA or FHLMC.

         Rating Agency: Each of Fitch, Moody's and S&P.

         Relief Act Reduction: With respect to any Assistance Loan as to which there has been a reduction in the amount of the interest collectible thereon as a result of the application of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, any amount by which interest collectible on such Assistance Loan in the related Collection Period is less than the interest accrued thereon for the applicable one-month period at the Net Rate without giving effect to such reduction.

         Remittance Date: The 18th day (or if such 18th day is not a Business Day, the first Business Day immediately following) of any month.

         REO Disposition: The final sale by the Servicer of any REO Property.

         REO Disposition Proceeds: All amounts received with respect to an REO Disposition pursuant to Section 3.15.

         REO Property: A Mortgaged Property acquired by the Servicer on behalf of the Trustee through foreclosure or by deed in lieu of foreclosure, pursuant to Section 3.15.

         Retained Interest: The meaning set forth in the Trust Agreement.

         Retained Interest Holder: The meaning set forth in the Trust Agreement.

         Retained Interest Rate: The meaning set forth in the Trust Agreement.

         S&P: Standard & Poor's Ratings Service, a division of the McGraw-Hill Companies, Inc., or any successor in interest.

         SBA: The United States Small Business Administration.

         Securities Administrator: None.

         Security Agreement: With respect to a secured Assistance Loan (other than Mortgage Loans), the written instrument entered into between a related Obligor and the SBA in the form of a security agreement or other similar instrument creating a valid lien on the Collateral.

         Servicer: Aurora Loan Services Inc. or its successor in interest or assigns or any successor to the Servicer under this Agreement as herein provided.

         Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses (including reasonable attorneys' fees and disbursements) incurred in the performance by the Servicer of its servicing obligations, including, but not limited to, the cost of (i) the preservation, inspection, restoration and protection of the Collateral, (ii) any collection efforts and any enforcement or administrative or judicial proceedings, including foreclosures, (iii) the management and liquidation of the Collateral if the Collateral is acquired in satisfaction of the loan, (iv) taxes, assessments, water rates, sewer rents and other charges which are or may become a lien upon a Mortgaged Property, and fire and hazard insurance coverage, (v) any losses sustained by the Servicer with respect to collection on the Assistance Loans or liquidation of the Collateral or other assets of the Obligor and (vi) compliance with the obligations hereunder pursuant to the provisions of the FNMA Guides (to the extent possible) and this Agreement.

         Servicing Fee: An amount equal to one-twelfth the product of (i) the Servicing Fee Rate and (ii) the outstanding principal balance of such Assistance Loan. Except as otherwise provided in this Agreement, the obligation of the Trustee to pay the Servicing Fee is limited to, and the Servicing Fee is payable solely from, the interest portion (including recoveries with respect to interest from Liquidation Proceeds to the extent permitted by Section 3.02 of this Agreement) of such Monthly Payment collected by the Servicer.

         Servicing Fee Rate: A per annum rate equal to 0.25%.

         Servicing File: The items pertaining to a particular Assistance Loan including, but not limited to, the computer files, data disks, books, records, data tapes, notes, and all additional documents generated as a result of or utilized in originating and/or servicing each Assistance Loan, which are held in trust for the Trustee by the Servicer.

         Servicing Officer: Any officer of the Servicer involved in or responsible for, the administration and servicing of the Assistance Loans whose name appears on a list of servicing officers furnished by the Servicer to the Trustee or either Seller upon request, as such list may from time to time be amended.

         Servicing Transfer: Any transfer of the servicing by a Prior Servicer of Assistance Loans to the Servicer under this Agreement.

         Servicing Transfer Date: The date on which a Servicing Transfer occurs.

         Simple Interest Assistance Loan: Each Assistance Loan identified as a Simple Interest Assistance Loan on the Assistance Loan Schedule.

         Simple Interest Method: The method of allocating a payment to principal and interest, pursuant to which the portion of such payment that is allocated to interest is equal to the product of the applicable rate of interest multiplied by the unpaid principal balance multiplied by the period of time elapsed since the preceding payment of interest was made and divided by either 360 or 365, as specified in the related Promissory Note or Mortgage Note, as applicable, and the remainder of such payment, if any, is allocated to principal.

         Simple Interest Reserve Fund: The reserve fund established by the Trustee pursuant to Section 4.05 of the Trust Agreement.

         Trust Agreement: The Trust Agreement dated as of February 1, 2002, between the Trustee and the Depositor.

         Trust Fund: The trust fund established by the Trust Agreement, the assets of which consist of the Assistance Loans and any related assets.

         Trustee: Wells Fargo Bank Minnesota, National Association, or any successor in interest, or if any successor trustee or co-trustee shall be appointed as provided in the Trust Agreement, then such successor trustee or such co-trustee, as the case may be.

         Any capitalized terms used and not defined in this Agreement shall have the meanings ascribed to such terms in the Trust Agreement.

                                  ARTICLE II.

              SELLER'S ENGAGEMENT OF SERVICER TO PERFORM SERVICING
                                RESPONSIBILITIES

         Section 2.01 Contract for Servicing; Possession of Servicing Files.

         Each Seller (with respect to its related Assistance Loans), by execution and delivery of this Agreement, does hereby contract with the Servicer, subject to the terms of this Agreement, for the servicing of the Assistance Loans. On or before the Closing Date or Servicing Transfer Date, as applicable, each Seller (with respect to its related Assistance Loans) shall cause to be delivered the Servicing Files with respect to its related Assistance Loans listed on the Assistance Loan Schedule to the Servicer. While in the possession of the Servicer, the Holder of the Class A1 Certificates (so long as the Class A1 Certificates are outstanding) shall have the right to access the Servicing Files of any of the Pool 1 Mortgage Loans on reasonable advance notice during normal business hours. Each Servicing File delivered to the Servicer shall be held in trust by the Servicer for the benefit of the Trustee, provided, however, that the Servicer shall have no liability for any Servicing Files (or portions thereof) not delivered by each Seller (with respect to its related Assistance Loans). The Servicer's possession of any portion of the Assistance Loan Files or Mortgage Loan documents shall be at the will of the Trustee for the sole purpose of facilitating servicing of the related Assistance Loan pursuant to this Agreement, and such retention and possession by the Servicer shall be in a custodial capacity only. The ownership of each Mortgage Note, Mortgage, Promissory Note, Security Agreement and the contents of the Servicing File shall be vested in the Trustee and the ownership of all records and documents with respect to the related Assistance Loan prepared by or which come into the possession of the Servicer shall immediately vest in the Trustee and shall be retained and maintained, in trust, by the Servicer at the will of the Trustee in such custodial capacity only. The portion of each Servicing File retained by the Servicer pursuant to this Agreement shall be segregated from the other books and records of the Servicer and shall be appropriately marked to clearly reflect the ownership of the related Assistance Loan by the Trustee. The Servicer shall release from its custody the contents of any Servicing File retained by it only in accordance with this Agreement.

         Section 2.02 Books and Records.

         (a) Subject to Section 3.01(a) hereof, as soon as practicable after the Closing Date, the Servicing Transfer Date or the date on which a Qualifying Substitute Assistance Loan is delivered pursuant to Section 2.05 of the Trust Agreement, as applicable (but in no event more than 90 days thereafter except to the extent delays are caused by the SBA or the applicable recording office), the Servicer, at the expense of the Depositor, shall cause the Mortgage or Assignment, as applicable, with respect to each MERS Eligible Mortgage Loan, to be properly recorded in the name of MERS in the public recording office in the applicable jurisdiction, or shall ascertain that such have previously been so recorded and, with the cooperation of the Trustee, shall take such actions as are necessary to cause the Trustee to be clearly identified as the owner of each MERS Mortgage Loan and each MERS Eligible Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS.

         (b) Subject to Section 3.01(a) hereof, an Assignment in favor of the Trustee shall be recorded as to each secured Assistance Loan (including Non-MERS Mortgage Loans) unless instructions to the contrary are delivered to the Servicer, in writing, by the Trustee. Subject to the preceding sentence, as soon as practicable after the Closing Date or Servicing Transfer Date, as applicable (but in no event more than 90 days thereafter except to the extent delays are caused by the SBA or the applicable recording office), the Servicer, at the expense of the Depositor, shall cause to be properly recorded in each public recording office where such Assistance Loans (or the related Security Agreements) are recorded, each Assignment.

         (c) Additionally, the Servicer shall prepare and execute, at the direction of the Trustee, any note endorsements relating to any of the Assistance Loans.

         (d) All rights arising out of the Assistance Loans shall be vested in the Trustee, subject to the Servicer's right to service and administer the Assistance Loans hereunder in accordance with the terms of this Agreement. All funds received on or in connection with an Assistance Loan, other than the Servicing Fee and other compensation to which the Servicer is entitled as set forth herein, including but not limited to in Section 5.01 below, shall be received and held by the Servicer in trust for the benefit of the Trustee pursuant to the terms of this Agreement.

         (e) Any out-of-pocket costs incurred by the Servicer pursuant to this
Section 2.02 and Section 3.01(a), including any recording or other fees in connection with the Servicer's obtaining the necessary powers of attorney (and which are specified herein to be an expense of each Seller (with respect to its related Assistance Loans)), shall be reimbursed to the Servicer by each Seller (with respect to its related Assistance Loans) within five (5) Business Days of receipt by such Seller of an invoice for reimbursement. The Trust Fund shall not reimburse either Seller for any such reimbursement to the Servicer.

                                  ARTICLE III.

                         SERVICING OF THE MORTGAGE LOANS

         Section 3.01Servicer to Service.

         The Servicer, as an independent contractor, shall service and administer the Assistance Loans from and after the Closing Date or Servicing Transfer Date, as applicable, and shall have full power and authority, acting alone, to do any and all things in connection with such servicing and administration which the Servicer may deem necessary or desirable, consistent with the terms of this Agreement and with Accepted Servicing Practices.

         Each Seller (with respect to its related Assistance Loans) and the Servicer additionally agree as follows:

         (a) The Servicer shall (i) record or cause to be recorded the Mortgage or the Assignment, as applicable, with respect to all MERS Eligible Mortgage Loans, in the name of MERS, or shall ascertain that such have previously been so recorded; (ii) with the cooperation of the Trustee, take such actions as are necessary to cause the Trustee to be clearly identified as the owner of each MERS Mortgage Loan and each MERS Eligible Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS; (iii) prepare or cause to be prepared all Assignments with respect to all other secured Assistance Loans (including Non-MERS Eligible Mortgage Loans); (iv) record or cause to be recorded, subject to Section 2.02(b) hereof, all Assignments with respect to all other secured Assistance Loans (including Non-MERS Mortgage Loans) in the name of the Trustee;
(v) subject to other provisions in this subsection 3.01(a), file or cause to be filed all financing statements or other filings necessary to perfect a security interest in the Collateral and continue and/or maintain a validly perfected security interest in the Collateral with respect to all secured Assistance Loans (other than Mortgage Loans), including the filing of all continuation statements; (vi) pay the recording costs pursuant to Section 2.02 hereof; and/or
(vii) track such Mortgages and Assignments to ensure they have been recorded. Notwithstanding the foregoing, the Servicer shall not be required to file an initial financing statement under subclause (v) above to perfect a security interest in the Collateral with respect to any secured Assistance Loan unless the reports prepared and certified by the Custodians (the "Initial Certifications") and delivered to the Servicer on the Closing Date indicate that an initial financing statement has not been previously filed with respect to a secured Assistance Loan (other than Mortgage Loans). The Servicer shall be entitled to be paid by each Seller (with respect to its related Assistance Loans) fees for the preparation and recordation of the Mortgages and Assignments. After the expenses of such recording costs pursuant to Section 2.02 hereof shall have been paid by the Servicer, the Servicer shall submit to the Depositor a reasonably detailed invoice for reimbursement of recording costs and fees it incurred hereunder.

         (b) If applicable, the Servicer shall, in accordance with the relevant provisions of the Cranston-Gonzales National Affordable Housing Act of 1990, as the same may be amended from time to time, and the regulations provided in accordance with the Real Estate Settlement Procedures Act, provide notice to the Mortgagor of each Mortgage Loan of the transfer of the servicing thereto to the Servicer.

         (c) The Servicer shall be responsible for the preparation of and costs associated with notifications to Obligors of the assumption of servicing by the Servicer.

         Consistent with the terms of this Agreement, the Servicer may waive any late payment charge, assumption fee or other fee that may be collected in the ordinary course of servicing the Assistance Loans. The Servicer shall not make any future advances to any obligor under any Assistance Loan, and (unless the Obligor is in default with respect to the Assistance Loan or such default is, in the judgment of the Servicer, reasonably foreseeable) the Servicer shall not permit any modification of any material term of any Assistance Loan, including any modification that would change the Net Rate, defer or forgive the payment of principal or interest, reduce or increase the outstanding principal balance (except for actual payments of principal) or change the final maturity date on such Assistance Loan. In the event of any such modification which permits the deferral of interest or principal payments on any Assistance Loan, the Servicer shall, on the Business Day immediately preceding the Remittance Date in any month in which any such principal or interest payment has been deferred, make a Monthly Advance in accordance with Section 4.04, in an amount equal to the difference between (i) such month's principal and one month's interest at the Loan Remittance Rate on the unpaid principal balance of such Assistance Loan and
(ii) the amount paid by the Obligor. In addition, the Servicer shall indemnify the Holder of the Class A1 Certificates (so long as the Class A1 Certificates are outstanding) for any collection shortfall resulting from the modification of any Pool 1 Mortgage Loan which is not consistent with the terms of the related Mortgage Note. The Servicer shall be entitled to reimbursement for such advances to the same extent as for all other advances made pursuant to Section 4.04. Without limiting the generality of the foregoing, the Servicer shall continue, and is hereby authorized and empowered, to execute and deliver on behalf of itself and the Trustee, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Assistance Loans and with respect to the Collateral. Upon the request of the Servicer, the Trustee shall execute and deliver to the Servicer any powers of attorney and other documents, furnished to it by the Servicer and reasonably satisfactory to the Trustee, necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement. Promptly after the execution of any assumption, modification, consolidation or extension of any Assistance Loan, the Servicer shall (i) forward to the Custodian copies of any documents evidencing such assumption, modification, consolidation or extension and (ii) provide notice to the Holder of the Class A1 Certificates in the case of an assumption, modification, consolidation or extension of any Pool 1 Mortgage Loan. Notwithstanding anything to the contrary contained in this Servicing Agreement, the Servicer shall not make or permit any modification, waiver or amendment of any term of any Assistance Loan that would cause the Trust Fund to fail to qualify as a FASIT or result in the imposition of any tax under Section 860L(e) of the Code. In addition, (i) if the Class B4 Certificates are no longer outstanding or (ii) if the aggregate number of outstanding amended, waived or modified Pool 1 Mortgage Loans exceeds 5% of the aggregate number of Pool 1 Mortgage Loans as of the Cut-off Date, any amendment, waiver or modification of a Pool 1 Mortgage Loan by the Servicer shall require the consent of the Holder of the Class A1 Certificates (to the extent such Class A1 Certificates are still outstanding). Upon request by the Servicer, the Trustee shall provide information sufficient for the Servicer to determine whether the consent of the Holder of the Class A1 Certificates is required.

         Section 3.02 Collection of Assistance Loan Payments.

         Continuously from the Closing Date or Servicing Transfer Date, as applicable, until the date each Assistance Loan ceases to be subject to this Agreement, the Servicer shall proceed diligently to collect all payments due under each of the Assistance Loans when the same shall become due and payable and shall take special care in ascertaining and estimating Escrow Payments, if any, and all other charges that will become due and payable with respect to the Assistance Loans and the related Collateral, to the end that the installments payable by the Obligors will be sufficient to pay such charges as and when they become due and payable. The Servicer shall also apply payments of interest and principal against any Simple Interest Assistance Loans in accordance with Accepted Servicing Practices using the Simple Interest Method.

         Section 3.03 Establishment of and Deposits to Custodial Account.

         The Servicer shall segregate and hold all funds collected and received pursuant to the Assistance Loans separate and apart from any of its own funds and general assets and shall establish and maintain one or more Custodial Accounts, in the form of time deposit or demand accounts, titled "Wells Fargo Bank Minnesota, National Association, as Trustee for SASCO 2002-AL1." The Custodial Account shall be established with a Qualified Depository. Any funds deposited in the Custodial Account may be invested in Eligible Investments subject to the provisions of Section 3.10 hereof. Funds deposited in the Custodial Account may be drawn on by the Servicer in accordance with Section
3.04. The creation of any Custodial Account shall be evidenced by a letter agreement in the form of Exhibit B. A copy of such certification or letter agreement shall be furnished to the Trustee and, upon request, to any subsequent owner of the Assistance Loans.

         The Servicer shall deposit in the Custodial Account on a daily basis, and retain therein, the following collections received by the Servicer and payments made by the Servicer after the Closing Date or Servicing Transfer Date, as applicable:

                  (i) all payments on account of principal on the Assistance Loans, including all Principal Prepayments;

                  (ii) all payments on account of interest on the Assistance Loans adjusted to the related Loan Remittance Rate;

                  (iii) all Liquidation Proceeds;

                  (iv) all Insurance Proceeds (other than amounts applied to the restoration or repair of the Collateral or immediately released to the Obligor in accordance with Accepted Servicing Practices);

                  (v) all Condemnation Proceeds that are not applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor;

                  (vi) with respect to each Principal Prepayment in full or in part, the Prepayment Interest Shortfall Amount, if any, for the month of distribution. Such deposit shall be made from the Servicer's own funds, without reimbursement therefor, up to a maximum amount per month of the Servicing Fee actually received for such month for the Assistance Loans;

                  (vii) all Monthly Advances made by the Servicer pursuant to
Section 4.04;

                  (viii) any amounts required to be deposited by the Servicer in connection with the deductible clause in any blanket hazard insurance policy;

                  (ix) any amounts received with respect to or related to any REO Property or REO Disposition Proceeds; and

                  (x) any other amount required hereunder to be deposited by the Servicer in the Custodial Account.

         The foregoing requirements for deposit into the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of the Servicing Fee and Ancillary Income need not be deposited by the Servicer into the Custodial Account.

         Any interest paid on funds deposited in the Custodial Account by the depository institution shall accrue to the benefit of the Servicer and the Servicer shall be entitled to retain and withdraw such interest from the Custodial Account pursuant to Section 3.04. Additionally, any other benefit derived from the Custodial Account associated with the receipt, disbursement and accumulation of principal, interest, taxes, hazard insurance, mortgage insurance, etc. shall accrue to the Servicer.

         Section 3.04 Permitted Withdrawals from Custodial Account.

         The Servicer shall, from time to time, withdraw funds from the Custodial Account for the following purposes:

                  (i) to make payments to the Trustee in the amounts and in the manner provided for in Section 4.01;

                  (ii) [Reserved].

                  (iii) in the event the Servicer has elected not to retain the Servicing Fee out of any Obligor payments on account of interest or other recovery of interest with respect to a particular Assistance Loan (including late collections of interest on such Assistance Loan, or interest portions of Insurance Proceeds, Condemnation Proceeds or Liquidation Proceeds) prior to the deposit of such Obligor payment or recovery in the Custodial Account, to pay to itself the related Servicing Fee from all such Obligor payments on account of interest or other such recovery for interest with respect to that Assistance Loan;

                  (iv) to pay itself investment earnings on funds deposited in the Custodial Account;

                  (v) to clear and terminate the Custodial Account upon the termination of this Agreement;

                  (vi) to transfer funds to another Qualified Depository in accordance with Section 3.10 hereof;

                  (vii) to invest funds in certain Eligible Investments in accordance with Section 3.10 hereof;

                  (viii) to make distributions of the Retained Interest to the Retained Interest Holder on each Distribution Date;

                  (ix) to reimburse itself to the extent of funds in the Custodial Account for Monthly Advances of the Servicer's funds made pursuant to
Section 4.04, the Servicer's right to reimburse itself pursuant to this subclause (ix) with respect to any Assistance Loan is limited to amounts received on or in respect of the related Assistance Loan which represent late recoveries of payments of principal or interest with respect to which a Monthly Advance was made, it being understood that, in the case of any such reimbursement, the Servicer's right thereto shall be prior to the rights of the Trust Fund, provided, however, that following the final liquidation of an Assistance Loan, the Servicer may reimburse itself for previously unreimbursed Monthly Advances in excess of Liquidation Proceeds or Insurance Proceeds with respect to such Assistance Loan from any funds in the Custodial Account, it being understood, in the case of any such reimbursement, that the Servicer's right thereto shall be prior to the rights of the Trust Fund. The Servicer may recover at any time from amounts on deposit in the Custodial Account the amount of any Monthly Advances that the Servicer deems nonrecoverable or that remain unreimbursed to the Servicer from related Liquidation Proceeds, if any, after the final liquidation of the Assistance Loan;

                  (x) to reimburse itself for unreimbursed Servicing Advances, and for any unpaid Servicing Fees, the Servicer's right to reimburse itself pursuant to this subclause (x) with respect to any Assistance Loan being limited to related Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition Proceeds and other amounts received in respect of the related REO Property, and such other amounts as may be collected by the Servicer from the Obligor or otherwise relating to the Assistance Loan; provided, however that, following the liquidation of an Assistance Loan, the Servicer may reimburse itself for any unpaid Servicing Advances and Servicing Fees to the extent not recoverable from Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition Proceeds or other amounts received in respect of the related REO Property, and such other amounts as may be collected by the Servicer from the Obligor or otherwise relating to the Assistance Loan; and provided, further, that in the case of any such reimbursement, the Servicer's right thereto shall be prior to the rights of the Trust Fund;

                  (xi) to reimburse itself for expenses incurred or reimbursable to the Servicer pursuant to Sections 3.11, 3.12 and 6.03 to the extent not previously reimbursed under clause (ix) of this Section 3.04; and

                  (xii) to withdraw funds deposited in the Custodial Account in error.

         Section 3.05 Establishment of and Deposits to Escrow Account.

         The Servicer shall segregate and hold all funds collected and received pursuant to an Assistance Loan constituting Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain one or more Escrow Accounts, in the form of time deposit or demand accounts, titled "Wells Fargo Bank Minnesota, National Association, as Trustee for SASCO 2002-AL1." The Escrow Accounts shall be established with a Qualified Depository in a manner that shall provide maximum available insurance thereunder. Funds deposited in the Escrow Account may be drawn on by the Servicer in accordance with Section 3.06. The creation of any Escrow Account shall be evidenced by a letter agreement in the form of Exhibit C. A copy of such certification or letter agreement shall be furnished to the Trustee and, upon request, to any subsequent owner of the Assistance Loans.

         The Servicer shall deposit in the Escrow Account or Accounts on a daily basis, and retain therein:

                  (i) all Escrow Payments collected on account of the Mortgage Loans, for the purpose of effecting timely payment of any such items as required under the terms of this Agreement; and

                  (ii) all amounts representing Insurance Proceeds or Condemnation Proceeds that are to be applied to the restoration or repair of any Collateral.

         The Servicer shall make withdrawals from the Escrow Account only to effect such payments as are required under this Agreement, as set forth in
Section 3.06. The Servicer shall retain any interest paid on funds deposited in the Escrow Account by the depository institution, other than interest on escrowed funds required by law to be paid to the Obligor. Additionally, any other benefit derived from the Escrow Account associated with the receipt, disbursement and accumulation of principal, interest, taxes, hazard insurance, mortgage insurance, etc. shall accrue to the Servicer. To the extent required by law, the Servicer shall pay interest on escrowed funds to the Obligor notwithstanding that the Escrow Account may be non-interest bearing or that interest paid thereon is insufficient for such purposes.

         Section 3.06 Permitted Withdrawals From Escrow Account.

         Withdrawals from the Escrow Account or Accounts may be made by the Servicer only:

                  (i) to effect timely payments of ground rents, taxes, assessments, water rates, sewer rents, mortgage insurance premiums, condominium charges, fire and hazard insurance premiums or other items constituting Escrow Payments for the related Mortgage;

                  (ii) to refund to any Mortgagor any funds found to be in excess of the amounts required under the terms of the related Mortgage Loan;

                  (iii) for transfer to the Custodial Account and application to reduce the principal balance of the Mortgage Loan in accordance with the terms of the related Mortgage and Mortgage Note;

                  (iv) to reimburse the Servicer for any Servicing Advance made by the Servicer with respect to a related Mortgage Loan, but only from amounts received on the related Mortgage Loan which represent late collections of Escrow Payments;

                  (v) for application to restoration or repair of the Collateral in accordance with the FNMA Guides;

                  (vi) to pay to the Servicer, or any Obligor to the extent required by law, any interest paid on the funds deposited in the Escrow Account;

                  (vii) to remove funds inadvertently placed in the Escrow Account by the Servicer; and

                  (viii) to clear and terminate the Escrow Account on the termination of this Agreement.

         Section 3.07 [Reserved].

         Section 3.08 Fidelity Bond and Errors and Omissions Insurance.

         The Servicer shall keep in force during the term of this Agreement a Fidelity Bond and Errors and Omissions Insurance. Such Fidelity Bond and Errors and Omissions Insurance shall be maintained with recognized insurers and shall be in such form and amount as would permit the Servicer to be qualified as a FNMA or FHLMC seller-servicer. The Servicer shall be deemed to have complied with this provision if an affiliate of the Servicer has such errors and omissions and fidelity bond coverage and, by the terms of such insurance policy or fidelity bond, the coverage afforded thereunder extends to the Servicer. The Servicer shall furnish to the Trustee a copy of each such bond and insurance policy if (i) the Trustee so requests and (ii) the Servicer is not an affiliate of Lehman Brothers Inc. at the time of such request.

         Section 3.09 Completion and Recordation of Assignments.

         As soon as practicable after the Closing Date, the Servicing Transfer Date or the date on which a Qualifying Substitute Assistance Loan is delivered pursuant to Section 2.05 of the Trust Agreement, as applicable (but in no event more than 90 days thereafter except to the extent delays are caused by the SBA or the applicable public recording office), the Servicer shall cause the endorsements on the Promissory Note or the Mortgage Note (if applicable), the Assignments (subject to Section 3.01(a)) and the assignment of Security Agreements to be completed in the name of the Trustee (or MERS, as applicable) and any financing statement with respect to Assistance Loans secured by Collateral other than real estate.

         Section 3.10 Protection of Accounts.

         The Servicer may transfer the Custodial Account or the Escrow Account to a different Qualified Depository from time to time. Such transfer shall be made only upon obtaining the consent of the Trustee, which consent shall not be withheld unreasonably.

         The Servicer shall bear any expenses, losses or damages sustained by the Trustee if the Custodial Account and/or the Escrow Account are not demand deposit accounts.

         Amounts on deposit in the Custodial Account and the Escrow Account may at the option of the Servicer be invested in Eligible Investments; provided that in the event that amounts on deposit in the Custodial Account or the Escrow Account exceed the amount fully insured by the FDIC (the "Insured Amount") the Servicer shall be obligated to invest the excess amount over the Insured Amount in Eligible Investments on the same Business Day as such excess amount becomes present in the Custodial Account or the Escrow Account. Any such Eligible Investment shall mature no later than the Business Day immediately preceding the related Remittance Date, provided, however, that if such Eligible Investment is an obligation of a Qualified Depository (other than the Servicer) that maintains the Custodial Account or the Escrow Account, then such Eligible Investment may mature on the related Remittance Date. Any such Eligible Investment shall be made in the name of the Servicer in trust for the benefit of the Trustee. All income on or gain realized from any such Eligible Investment shall be for the benefit of the Servicer and may be withdrawn at any time by the Servicer. Any losses incurred in respect of any such investment shall be deposited in the Custodial Account or the Escrow Account, by the Servicer out of its own funds immediately as realized.

         Section 3.11 Payment of Taxes, Insurance and Other Charges.

         With respect to each Mortgage Loan, the Servicer shall maintain accurate records reflecting the status of ground rents, taxes, assessments, water rates, sewer rents, and other charges which are or may become a lien upon the Mortgaged Property and the status of LPMI Policy (if any) premiums and fire and hazard insurance coverage and shall obtain, from time to time, all bills for the payment of such charges (including renewal premiums) and shall effect payment thereof prior to the applicable penalty or termination date, employing for such purpose deposits of the Mortgagor in the Escrow Account which shall have been estimated and accumulated by the Servicer in amounts sufficient for such purposes, as allowed under the terms of the Mortgage. The Servicer assumes full responsibility for the timely payment of all such bills, shall effect timely payment of all such charges irrespective of each Mortgagor's faithful performance in the payment of same or the making of the Escrow Payments, and shall make advances from its own funds to effect such payments. With regard to any Mortgage Loans for which the Mortgagor is not required to escrow Escrow Payments with the Servicer, the Servicer shall use reasonable efforts consistent with Accepted Servicing Practices to determine that any such payments are made by the Mortgagor at the time they first became due and shall insure that the Mortgaged Property is not lost to a tax lien as a result of nonpayment and that such Mortgage is not left uninsured and shall make advances from its own funds to effect any such delinquent payments to avoid the lapse of insurance coverage on the Mortgaged Property or to avoid the imposition of a tax lien.

         Section 3.12 Maintenance of Hazard Insurance.

         The Servicer shall cause to be maintained for each Mortgage Loan, hazard insurance such that the related Mortgaged Property is insured by a generally acceptable insurer against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the related Mortgaged Property is located, in an amount which is at least equal to the greater of (i) the outstanding principal balance of the related Mortgage Loan and (ii) an amount such that the proceeds thereof shall be sufficient to prevent the related Mortgagor or the loss payee from becoming a co-insurer.

         If upon origination of any Mortgage Loan, the related Mortgaged Property (i) was located in an area identified in the Federal Register by the Flood Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) or (ii) was not located in an area identified in the Federal Register by the Flood Emergency Management Agency as having special flood hazards but sustained flood damage necessitating such Mortgage Loan, a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier in an amount representing coverage equal to the lesser of (i) the full insurable value of the Mortgaged Property during the life of the Mortgage Loan and (ii) the maximum amount of insurance which is available under the Flood Disaster Protection Act of 1973, as amended. If at any time during the term of the Mortgage Loan, the Servicer determines in accordance with applicable law and pursuant to the FNMA Guides that any Mortgaged Property is located in a special flood hazard area and is not covered by flood insurance or is covered in an amount less than the amount required by the Flood Disaster Protection Act of 1973, as amended, the Servicer shall notify the related Obligor that the Obligor must obtain such flood insurance coverage, and if said Obligor fails to obtain the required flood insurance coverage within forty-five
(45) days after such notification, the Servicer shall force place the required flood insurance on the Obligor's behalf.

         Section 3.13 Maintenance of Mortgage Blanket Insurance.

         The Servicer shall obtain and maintain a blanket policy insuring against losses arising from fire and hazards covered under extended coverage on all of the Mortgage Loans. To the extent such policy provides coverage in an amount equal to the amount required pursuant to Section 3.12 and otherwise complies with all other requirements of Section 3.12, it shall conclusively be deemed to have satisfied its obligations as set forth in Section 3.12. Any amounts collected by the Servicer under any such policy relating to an Assistance Loan shall be deposited in the Custodial Account or Escrow Account subject to withdrawal pursuant to Sections 3.04 or 3.06. Such policy may contain a deductible clause, in which case, in the event that there shall not have been maintained on the related Collateral a policy complying with Section 3.12, and there shall have been a loss which would have been covered by such policy, the Servicer shall deposit in the Custodial Account at the time of such loss the amount not otherwise payable under the blanket policy because of such deductible clause, such amount to be deposited from the Servicer's funds, without reimbursement therefor.

         Section 3.14 Restoration of Collateral.

         The Servicer need not obtain the approval of the Trustee prior to releasing any Insurance Proceeds or Condemnation Proceeds to the Obligor to be applied to the restoration or repair of the Collateral if such release is in accordance with Accepted Servicing Practices. At a minimum, with respect to claims greater than $10,000, the Servicer shall comply with the following conditions in connection with any such release of Insurance Proceeds or Condemnation Proceeds:

                  (i) the Servicer shall receive satisfactory independent verification of completion of repairs and issuance of any required approvals with respect thereto;

                  (ii) the Servicer shall take all steps necessary to preserve the priority of the lien of the Mortgage or Security Agreement, including, but not limited to requiring waivers with respect to mechanics' and materialmen's liens; and

                  (iii) pending repairs or restoration, the Servicer shall place the Insurance Proceeds or Condemnation Proceeds in the Escrow Account.

         Section 3.15 Title, Management and Disposition of REO Property.

         In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be taken in the name of the Trustee (or MERS, as applicable), or in the event the Trustee is not authorized or permitted to hold title to real property in the state where the REO Property is located, or would be adversely affected under the "doing business" or tax laws of such state by so holding title, the deed or certificate of sale shall be taken in the name of such Person or Persons as shall be consistent with an Opinion of Counsel obtained by the Servicer from any attorney duly licensed to practice law in the state where the REO Property is located. The Person or Persons holding such title other than the Trustee shall acknowledge in writing that such title is being held as nominee for the Trustee.

         The Servicer shall manage, conserve, protect and operate each REO Property for the Trustee solely for the purpose of its prompt disposition and sale. The Servicer, either itself or through an agent selected by the Servicer, shall manage, conserve, protect and operate the REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account, and in the same manner that similar property in the same locality as the REO Property is managed. The Servicer shall attempt to sell the same (and may temporarily rent the same for a period not greater than one year, except as otherwise provided below) on such terms and conditions as the Servicer deems to be in the best interest of the Trustee.

         The Servicer may permit an Obligor to pay off a non-performing Assistance Loan at less than its unpaid principal balance if such discounted payoff is in accordance with Accepted Servicing Practices and the Servicer believes that such discounted payoff is in the best interest of the Trust Fund; provided that in the case of any proposed discounted payoff, the Servicer shall notify the Trustee, by telecopy and telephone, of the proposed discounted payoff. The Trustee shall be deemed to have approved the discounted payoff of any Mortgage Loan unless the Trustee notifies the Servicer in writing, within five (5) Business Days after its receipt of the related notice, that it disapproves of the discounted payoff, in which case the Servicer shall not proceed with such discounted payoff.

         Notwithstanding anything to the contrary contained in this Section 3.15, in connection with a foreclosure or acceptance of a deed in lieu of foreclosure, in the event the Servicer has reasonable cause to believe that a Mortgaged Property is contaminated by hazardous or toxic substances or wastes, or if the Trustee otherwise requests, an environmental inspection or review of such Mortgaged Property to be conducted by a qualified inspector shall be arranged by the Servicer. Upon completion of the inspection, the Servicer shall provide the Trustee with a written report of such environmental inspection. In the event that the environmental inspection report indicates that the Mortgaged Property is contaminated by hazardous or toxic substances or wastes, the Servicer shall not proceed with foreclosure or acceptance of a deed in lieu of foreclosure. In the event that the environmental inspection report is inconclusive as to the whether or not the Mortgaged Property is contaminated by hazardous or toxic substances or wastes, the Servicer shall not, without the prior approval of the Trustee and the prior written consent of the Holder of the Class A1 Certificates (so long as the Class A1 Certificates are outstanding), proceed with foreclosure or acceptance of a deed in lieu of foreclosure. In such instance, the Trustee shall be deemed to have approved such foreclosure or acceptance of a deed in lieu of foreclosure unless the Trustee notifies the Servicer in writing, within two (2) Business Days after its receipt of written notice of the proposed foreclosure or deed in lieu of foreclosure from the Servicer, that it disapproves of the related foreclosure or acceptance of a deed in lieu of foreclosure. The Servicer shall be reimbursed for all Servicing Advances made pursuant to this paragraph with respect to the related Mortgaged Property from the Custodial Account.

         The Servicer shall use its Best Efforts to dispose of the REO Property as soon as possible and shall sell such REO Property in any event within three years after title has been taken to such REO Property, unless the Servicer determines, and gives an appropriate notice to the Trustee at least 90 days prior to the expiration of the three-year period to such effect, that a longer period is necessary for the orderly liquidation of such REO Property and the Servicer has received a grant of extension from the Internal Revenue Service to the effect that, under the FASIT Provisions, the FASIT may hold REO Property for a longer period, without adversely affecting the FASIT status of the FASIT or causing the imposition of a federal tax upon the FASIT. If a period longer than three years is permitted under the foregoing sentence and is necessary to sell any REO Property, (i) the Servicer shall report monthly to the Trustee as to the progress being made in selling such REO Property and (ii) if, with the written consent of the Trustee, a purchase money mortgage is taken in connection with such sale, such purchase money mortgage shall name the Servicer as mortgagee, and such purchase money mortgage shall not be held pursuant to this Agreement, but instead a separate participation agreement among the Servicer and Trustee shall be entered into with respect to such purchase money mortgage. If the Servicer has not received such an extension and the Servicer is unable to sell the REO Property within 33 months after its acquisition by the FASIT or, if the Servicer has received such an extension and the Servicer is unable to sell the REO Property within the period ending three months before the close of the Extended Period (as defined in the Trust Agreement), the Servicer shall, before the end of the three-year period or the extended period, as applicable, (i) purchase such REO Property at a price equal to the REO Property's fair market value or (ii) auction the REO Property to the highest bidder (which may be the Servicer) in an auction reasonably designed to produce a fair price prior to the expiration of the three-year period or the extended period, as the case may be. Notwithstanding anything herein to the contrary, the Servicer shall not be required to provide financing for the sale of any REO Property.

         The Servicer shall also maintain on each REO Property fire and hazard insurance with extended coverage in amount which is at least equal to the maximum insurable value of the improvements which are a part of such property, liability insurance and, to the extent required and available under the Flood Disaster Protection Act of 1973, as amended, flood insurance in the amount required above.

         Subject to the approval of the Trustee as described in this paragraph, the disposition of REO Property shall be carried out by the Servicer at such price, and upon such terms and conditions, as the Servicer deems to be in the best interests of the Trust Fund. Prior to acceptance by the Servicer of an offer to sell any REO Property, the Servicer shall notify the Trustee of such offer in writing which notification shall set forth all material terms of said offer (each a "Notice of Sale"). The Trustee shall be deemed to have approved the sale of any REO Property unless the Trustee notifies the Servicer in writing, within two (2) Business Days after its receipt of the related Notice of Sale, that it disapproves of the related sale, in which case the Servicer shall not proceed with the sale. With respect to any REO Property, upon a REO Disposition, the Servicer shall be entitled to retain from REO Disposition Proceeds a disposition fee equal to $1,250.

         The Servicer shall withdraw from the Custodial Account funds necessary for the proper operation, management and maintenance of the REO Property, including the cost of maintaining any hazard insurance pursuant to the FNMA Guides. The Servicer shall make monthly distributions on each Remittance Date to the Trustee of the net cash flow from the REO Property (which shall equal the revenues from such REO Property net of the expenses described in this Section
3.15 and of any reserves reasonably required from time to time to be maintained to satisfy anticipated liabilities for such expenses).

         Section 3.16 Real Estate Owned Reports.

         Together with the statement furnished pursuant to Section 4.02, the Servicer shall furnish to the Trustee on or before the Remittance Date each month a statement with respect to any REO Property covering the operation of such REO Property for the previous month and the Servicer's efforts in connection with the sale of such REO Property and any rental of such REO Property incidental to the sale thereof for the previous month. That statement shall be accompanied by such other information as the Trustee shall reasonably request.

         Section 3.17 MERS.

         (a) So long as the Trustee is a member of MERS, the Servicer shall use its Best Efforts to cause the Trustee to be identified as the owner of each MERS Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS.

         (b) The Servicer shall maintain in good standing its membership in MERS. In addition, the Servicer shall comply with all rules, policies and procedures of MERS, including the Rules of Membership, as amended, and the MERS Procedures Manual, as amended. If the Trustee fails to maintain in good standing its membership in MERS (to the extent that the requirements for such membership in MERS do not change without the Trustee's knowledge or, to the extent that the requirements change such that it is not reasonably practicable for the Trustee to comply with such requirements), or otherwise elects to terminate its membership in MERS, the costs associated with termination of such membership shall be borne by the Trustee.

         (c) With respect to all MERS Mortgage Loans serviced hereunder, the Servicer shall promptly notify MERS as to any transfer of beneficial ownership of such Mortgage Loans of which the Servicer has notice.

         (d) With respect to all MERS Mortgage Loans serviced hereunder, the Servicer shall notify MERS as to any transfer of servicing pursuant to Section
9.01 within 10 Business Days of such transfer of servicing. The Servicer shall cooperate with the Trustee, the Master Servicer and any successor servicer to the extent necessary to ensure that such transfer of servicing is appropriately reflected on the MERS system.

         Section 3.18 Certain Matters Relating to Assistance Loans.

         (a) The Servicer will service the Assistance Loans and will cause any of its sub-servicers to service the Assistance Loans in accordance with prudent loan servicing practices and standards applicable to loans similar to the Assistance Loans.

         (b) The Servicer shall provide written notice to any Obligor prior to changing the SBA's current servicing practices with respect to (i) assessment of late charges, (ii) enforcement of any non-monetary terms and conditions of the documents in the Assistance Loan Files and (iii) the exercise of other rights set forth in the documents in the Assistance Loan Files. The Servicer shall have access to multi-lingual personnel to assist Obligors on an as-needed basis.

         (c) Subject to Section 3.01(a), the Servicer shall take all actions to continue and/or maintain a validly perfected security interest in the Collateral, including, but not limited to executing and filing financing statements, amendments to financing statements, continuation statements and other instruments, all in such manner and in such places as may be required by law fully to preserve, maintain and protect the interests of the Trustee in the Assistance Loans and the related Collateral. Notwithstanding the foregoing, the Servicer shall have no obligation to determine whether or not any security interest granted under any Assistance Loan was duly made, attached or perfected.

                                  ARTICLE IV.

                               PAYMENTS TO TRUSTEE

         Section 4.01 Remittances.

         On each Remittance Date the Servicer shall remit by wire transfer of immediately available funds to the Trustee (i) all amounts deposited in the Custodial Account as of the close of business on the last day of the related Collection Period (net of charges against or withdrawals from the Custodial Account pursuant to Section 3.04), plus (ii) all Monthly Advances, if any, which the Servicer is obligated to make pursuant to Section 4.04, minus (iv) any amounts attributable to Principal Prepayments, Liquidation Proceeds, Insurance Proceeds, Condemnation Proceeds or REO Disposition Proceeds received after the applicable Collection Period, which amounts shall be remitted on the following Remittance Date, together with any additional interest required to be deposited in the Custodial Account in connection with such Principal Prepayment in accordance with Section 3.03(vi) and, with respect to Assistance Loans that are not Simple Interest Assistance Loans, minus (v) any amounts attributable to Monthly Payments collected but due on a Due Date or Due Dates subsequent to the first day of the month in which such Remittance Date occurs, which amounts shall be remitted on the Remittance Date next succeeding the Due Date related to such Monthly Payment.

         With respect to any remittance received by the Trustee after the Business Day on which such payment was due, the Servicer shall pay to the Trustee interest on any such late payment at an annual rate equal to the Prime Rate, adjusted as of the date of each change, plus two (2) percentage points, but in no event greater than the maximum amount permitted by applicable law. Such interest shall be deposited in the Custodial Account by the Servicer on the date such late payment is made and shall cover the period commencing with the day following such Business Day and ending with the Business Day on which such payment is made, both inclusive. Such interest shall be remitted along with the distribution payable on the next succeeding Remittance Date. The payment by the Servicer of any such interest shall not be deemed an extension of time for payment or a waiver of any Event of Default by the Servicer.

         All remittances required to be made to the Trustee shall be made to the following wire account or to such other account as may be specified by the Trustee from time to time:

         Wells Fargo Bank Minnesota, National Association
         Minneapolis, Minnesota
         ABA # 091-000-019
         Wells Fargo Bank Minnesota, National Association for further credit to Wells Fargo Bank Minnesota, N.A.
         Acct # 3970771416
         Account Name: Corporate Trust Clearing
         FFC: 12341300, SASCO 2002-AL1

         Section 4.02 Statements to Trustee and Each Seller.

         Not later than the 15th calendar day (or, if such calendar day is not a Business Day, the immediately succeeding Business Day) of each month, the Servicer shall furnish to the Trustee (i) a monthly remittance advice containing such information in the form of FNMA form 2010 or such other form as shall be required by the FNMA Guides or by the Trustee as to the accompanying remittance and the period ending on the last day of the preceding calendar month and (ii) all such information required pursuant to clause (i) above on a magnetic tape or other similar media reasonably acceptable to the Trustee. Notwithstanding the foregoing, the Servicer shall furnish the information in clauses (i) and (ii) above to the holders of the Class A1 Certificates (so long as the Class A1 Certificates are outstanding) via email to credit_administration@fanniemae.com no later than four (4) Business Days prior to each Distribution Date.

         In addition, not more than 60 days after the end of each calendar year, commencing December 31, 2002, the Servicer shall, upon request, furnish to each Person who was an owner of the Assistance Loans at any time during such calendar year as required by applicable law or, if not required by applicable law, at the request of such owner, information as to the aggregate of remittances for the applicable portion of such year.

         Such obligation of the Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Servicer pursuant to any requirements of the Internal Revenue Code as from time to time are in force.

         Beginning with calendar year 2002, the Servicer shall provide the Trustee with such information concerning the Assistance Loans as is necessary for the Trustee to prepare any federal income tax return for the Trust Fund or to provide any required tax information with respect to the Trust Fund, as the Trustee may reasonably request from time to time.

         Section 4.03 Statement from the Trustee.

         Not later than the five calendar days (or, if such calendar day is not a Business Day, the immediately succeeding Business Day) after the end of each month (commencing on March 31, 2002), the Trustee shall provide the Servicer with the amount, if any, in the Simple Interest Reserve Fund as of such date.

         Section 4.04 Monthly Advances by Servicer.

         On the Business Day immediately preceding each Remittance Date, the Servicer shall deposit in the Custodial Account from its own funds or from amounts held for future distribution, or both, an amount equal to the aggregate of all Monthly Advances relating to Monthly Payments which were due on the Assistance Loans during the applicable Collection Period and which were delinquent at the close of business on the immediately preceding Determination Date or which were deferred pursuant to Section 3.01; provided, however that the Servicer shall at no time be required to make Monthly Advances of more than two
(2) months' interest on any unsecured Assistance Loan. The Servicer's obligation to make such Monthly Advances for any Net Simple Interest Shortfall (to the extent not offset by a Net Simple Interest Excess and not offset by withdrawals by the Trustee from the Simple Interest Reserve Fund pursuant to Section 4.05 of the Trust Agreement) as to any Assistance Loan will continue through the last Monthly Payment due prior to the payment in full of the Assistance Loan, or through the last Remittance Date prior to the Remittance Date for the distribution of all Liquidation Proceeds and other payments or recoveries (including Insurance Proceeds and Condemnation Proceeds) with respect to the Assistance Loan unless the Servicer deems such Monthly Advances to be unrecoverable, as evidenced by an Officer's Certificate of the Servicer delivered to the Trustee and the Holder of the Class A1 Certificates (so long as the Class A1 Certificates are outstanding).

                                   ARTICLE V.

                          GENERAL SERVICING PROCEDURES

         Section 5.01 Servicing Compensation.

         As consideration for servicing the Assistance Loans subject to this Agreement, the Servicer shall retain (i) the relevant Servicing Fee for each Assistance Loan remaining subject to this Agreement during any month and (ii) Ancillary Income. In addition, if at any time the Servicer is the Retained Interest Holder with respect to any Assistance Loans, then the Servicer, as the Retained Interest Holder, shall retain an amount equal to the Retained Interest relating to such Assistance Loans; provided, that (i) the Trustee shall have no obligation to make payment of the Retained Interest to the Servicer and (ii) the Servicer's right to retain the Retained Interest is limited to (and the Retained Interest may only be retained from) the interest portion (including recoveries with respect to interest from Liquidation Proceeds to the extent permitted by
Section 3.02 of this Agreement) of the Monthly Payments collected by the Servicer with respect to those Assistance Loans for which payment is in fact made of the entire amount of the Monthly Payment. The Servicing Fee shall be payable monthly. The Servicing Fees shall be payable only at the time of and with respect to those Assistance Loans for which payment is in fact made of the entire amount of the Monthly Payment or as otherwise provided in Section 3.04. The obligation of the Trustee to pay the Servicing Fees is limited as provided in Section 3.04. The aggregate of the Servicing Fees payable to the Servicer for any month with respect to the Assistance Loans shall be reduced by any Prepayment Interest Shortfall Amount with respect to such month.

         The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement thereof except as specifically provided for herein.

         Section 5.02 Annual Audit Report.

         On or before April 30 of each year, beginning with April 30, 2003, the Servicer shall, at its own expense, cause a firm of independent public accountants (who may also render other services to the Servicer), which is a member of the American Institute of Certified Public Accountants, to furnish to each Seller (with respect to its related Assistance Loans) and Trustee (i) year-end audited (if available) financial statements of the Servicer and (ii) a statement to the effect that such firm has examined certain documents and records for the preceding fiscal year (or during the period from the date of commencement of such Servicer's duties hereunder until the end of such preceding fiscal year in the case of the first such certificate) and that, on the basis of such examination conducted substantially in compliance with the Uniform Single Attestation Program, such firm is of the opinion that Servicer's overall servicing operations have been conducted in compliance with the Uniform Single Attestation Program except for such exceptions that, in the opinion of such firm, the Uniform Single Attestation Program requires it to report, in which case such exceptions shall be set forth in such statement. Notwithstanding the foregoing, the Holders of the Class A1 Certificates shall have the right to access the Servicer's records and financial statements upon reasonable advance notice to the Servicer.

         Section 5.03 Annual Officer's Certificate.

         On or before April 30 of each year, beginning with April 30, 2003, the Servicer, at its own expense, will deliver to each Seller (with respect to its related Assistance Loans) and the Trustee a Servicing Officer's certificate stating, as to each signer thereof, that (i) a review of the activities of the Servicer during such preceding fiscal year and of performance under this Agreement has been made under such officers' supervision, and (ii) to the best of such officers' knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement for such year, or, if there has been a default in the fulfillment of all such obligations, specifying each such default known to such officers and the nature and status thereof including the steps being taken by the Servicer to remedy such default. Additionally, the Servicer shall provide to the Holders of the Class A1 Certificates, an officer's certificate prior to each Determination Date, with respect to any Realized Losses.

         Section 5.04 Transfers of Mortgaged Property.

         The Servicer shall use its best efforts to enforce any "due-on-sale" provision contained in any Mortgage or Mortgage Note and to deny assumption by the person to whom the Mortgaged Property has been or is about to be sold whether by absolute conveyance or by contract of sale, and whether or not the Mortgagor remains liable on the Mortgage and the Mortgage Note; provided that, if in the Servicer's prudent business judgment, it determines that an assumption of the Mortgage Loan is in the best interests of the Trust Fund, it shall deliver notice of such determination to the Trustee and it may permit such assumption if approved by the Trustee. When the Mortgaged Property has been conveyed by the Mortgagor, the Servicer shall, to the extent it has knowledge of such conveyance, so long as the Trustee has not consented to an assumption in accordance with the preceding sentence, exercise its rights to accelerate the maturity of such Mortgage Loan under the "due-on-sale" clause applicable thereto, provided, however, that the Servicer shall not be required to take such action if the Servicer, in its prudent business judgment, believes it is not in the best interests of the Trust Fund and shall not exercise such rights if prohibited by law from doing so.

         If the Servicer reasonably believes it is unable under applicable law to enforce such "due-on-sale" clause or if the Trustee approves such assumption pursuant to the preceding paragraph, the Servicer shall enter into (i) an assumption and modification agreement with the person to whom such property has been conveyed, pursuant to which such person becomes liable under the Mortgage Note and the original Mortgagor remains liable thereon or (ii) in the event the Servicer is unable under applicable law to require that the original Mortgagor remain liable under the Mortgage Note and the Servicer has the prior consent of the primary mortgage guaranty insurer, a substitution of liability agreement with the owner of the Mortgaged Property pursuant to which the original Mortgagor is released from liability and the owner of the Mortgaged Property is substituted as Mortgagor and becomes liable under the Mortgage Note; provided that no such substitutions should be permitted unless such person satisfies the underwriting criteria of the Servicer and has a credit risk rating at least equal to that of the original Mortgagor (if known to the Servicer). The Mortgage Loan, as assumed, shall conform in all respects to the requirements, representations and warranties of this Agreement. The Servicer shall notify the Trustee that any such assumption or substitution agreement has been completed by forwarding to the Trustee a copy of such assumption or substitution agreement (indicating the Mortgage File to which it relates). The Servicer shall forward an original copy of such agreement to the Custodian to be held by the Custodian with the other documents related to such Mortgage Loan. The Servicer shall be responsible for recording any such assumption or substitution agreements. In connection with any such assumption or substitution agreement, the Monthly Payment on the related Mortgage Loan shall not be changed but shall remain as in effect immediately prior to the assumption or substitution, the Mortgage Interest Rate, the stated maturity or the outstanding principal amount of such Mortgage Loan shall not be changed nor shall any required monthly payments of principal or interest be deferred or forgiven. Any assumption fee collected by the Servicer for entering into an assumption agreement shall be retained by the Servicer as additional servicing compensation. In connection with any such assumption, neither the Mortgage Interest Rate borne by the related Mortgage Note, the term of the Mortgage Loan nor the outstanding principal amount of the Mortgage Loan shall be changed.

                                  ARTICLE VI.

                           REPRESENTATIONS, WARRANTIES
                                 AND AGREEMENTS

         Section 6.01 Representations, Warranties and Agreements of the
Servicer.

         The Servicer, as a condition to the consummation of the transactions contemplated hereby, hereby makes the following representations and warranties to each Seller (with respect to its related Assistance Loans) and the Trustee as of the Closing Date:

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         (a) Due Organization and Authority. The Servicer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each state where Collateral is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Servicer, and in any event the Servicer is in compliance with the laws of any such state to the extent necessary to ensure the enforceability of the terms of this Agreement; the Servicer has the full power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Servicer and the consummation of the transactions contemplated hereby have been duly and validly authorized; this Agreement evidences the valid, binding and enforceable obligation of the Servicer and all requisite action has been taken by the Servicer to make this Agreement valid and binding upon the Servicer in accordance with its terms;

         (b) Ordinary Course of Business. The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Servicer;

         (c) No Conflicts. Neither the execution and delivery of this Agreement, the acquisition of the servicing responsibilities by the Servicer or the transactions contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement, will conflict with or result in a breach of any of the terms, conditions or provisions of the Servicer's organizational documents or any legal restriction or any agreement or instrument to which the Servicer is now a party or by which it is bound, or constitute a default or result in an acceleration under any of the foregoing, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Servicer or its property is subject, or impair the ability of the Servicer to service the Assistance Loans, or impair the value of the Assistance Loans;

         (d) Ability to Perform. The Servicer does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement;

         (e) No Litigation Pending. There is no action, suit, proceeding or investigation pending or threatened against the Servicer which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Servicer, or in any material impairment of the right or ability of the Servicer to carry on its business substantially as now conducted, or in any material liability on the part of the Servicer, or which would draw into question the validity of this Agreement or of any action taken or to be taken in connection with the obligations of the Servicer contemplated herein, or which would be likely to impair materially the ability of the Servicer to perform under the terms of this Agreement;

         (f) No Consent Required. No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Servicer of or compliance by the Servicer with this Agreement;

         (g) Ability to Service. The Servicer is an approved seller/servicer of loans for a United States federal government entity or a government-sponsored enterprise, with the facilities, procedures, and experienced personnel necessary for the sound servicing of loans of the same type as the Assistance Loans. The Servicer is a member in good standing of the MERS system;

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

         (h) No Untrue Information. Neither this Agreement nor any statement, report or other document furnished or to be furnished pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of fact or omits to state a fact necessary to make the statements contained therein not misleading; and

         (i) No Commissions to Third Parties. The Servicer has not dealt with any broker or agent or anyone else who might be entitled to a fee or commission in connection with this transaction other than each Seller (with respect to its related Assistance Loans).

         Section 6.02 Remedies for Breach of Representations and Warranties of the Servicer.

         It is understood and agreed that the representations and warranties set forth in Section 6.01 shall survive the engagement of the Servicer to perform the servicing responsibilities as of the Closing Date or Servicing Transfer Date, as applicable, hereunder and the delivery of the Servicing Files to the Servicer and shall inure to the benefit of each Seller (with respect to its related Assistance Loans) and the Trustee. Upon discovery by either the Servicer, the Trustee or either Seller of a breach of any of the foregoing representations and warranties which materially and adversely affects the ability of the Servicer to perform its duties and obligations under this Agreement or otherwise materially and adversely affects the value of the Assistance Loans, the Collateral or the priority of the security interest on such Collateral or the interest of each Seller (with respect to its related Assistance Loans) or the Trustee, the party discovering such breach shall give prompt written notice to the other.

         Within 60 days of the earlier of either discovery by or notice to the Servicer of any breach of a representation or warranty set forth in Section 6.01 which materially and adversely affects the ability of the Servicer to perform its duties and obligations under this Agreement or otherwise materially and adversely affects the value of the Assistance Loans, the Collateral or the priority of the security interest on such Collateral, the Servicer shall use its Best Efforts promptly to cure such breach in all material respects and, if such breach cannot be cured, the Servicer shall, at the Trustee's option, assign the Servicer's rights and obligations under this Agreement (or respecting the affected Assistance Loans) to a successor servicer. Such assignment shall be made in accordance with Sections 9.01 and 9.03.

         In addition, the Servicer shall indemnify each Seller (with respect to its related Assistance Loans) and hold it harmless against any Costs resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of the Servicer representations and warranties contained in this Agreement. It is understood and agreed that the remedies set forth in this Section 6.02 constitute the sole remedies of each Seller (with respect to its related Assistance Loans) and the Trustee respecting a breach of the foregoing representations and warranties.

         Any cause of action against the Servicer relating to or arising out of the breach of any representations and warranties made in Section 6.01 shall accrue upon (i) discovery of such breach by the Servicer or notice thereof by either Seller or the Trustee to the Servicer, (ii) failure by the Servicer to cure such breach within the applicable cure period, and (iii) demand upon the Servicer by either Seller or the Trustee for compliance with this Agreement.

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

         Section 6.03 Additional Indemnification by the Servicer; Third Party Claims.

         (a) The Servicer shall indemnify each Seller (with respect to its related Assistance Loans), the Trustee and the Trust Fund and hold them harmless against any and all costs that the indemnified party may sustain in any way related to (i) the failure of the Servicer to perform its duties and service the Assistance Loans in material compliance with the terms of this Agreement or (ii) the failure of the Servicer to cause any event to occur which requires its "Best Efforts" under this Agreement.

         (b) In addition, the Servicer shall indemnify the Holder of the Class A1 Certificates (so long as the Class A1 Certificates are outstanding) against any and all Costs that the Holder of the Class A1 Certificates may sustain in any way related to the failure of the Servicer to perform its duties and service the Pool 1 Mortgage Loans in material compliance with the terms of this Agreement.

         (c) The Servicer shall immediately notify each Seller (with respect to its related Assistance Loans), the Trustee, the Holder of the Class A1 Certificates or any other relevant party if a claim is made by a third party with respect to this Agreement or the Assistance Loans (the Pool 1 Mortgage Loans in the case of the Holder of the Class A1 Certificates), assume (with the prior written consent of the indemnified party) the defense of any such claim and pay all expenses in connection therewith, including counsel fees, promptly pay, discharge and satisfy any judgment or decree which may be entered against it or any indemnified party in respect of such claim and follow any written instructions received from such indemnified party in connection with such claim. Each indemnified party, as applicable, promptly shall reimburse the Servicer for all amounts advanced by it pursuant to the preceding sentence except when the claim is in any way related to the Servicer's indemnification pursuant to
Section 6.02, or the failure of the Servicer to service and administer the Assistance Loans in material compliance with the terms of this Agreement. In the event a dispute arises between an indemnified party and the Servicer with respect to any of the rights and obligations of the parties pursuant to this Agreement, and such dispute is adjudicated in a court of law, by an arbitration panel or any other judicial process, then the losing party shall indemnify and reimburse the winning party for all attorney's fees and other costs and expenses related to the adjudication of said dispute.

                                  ARTICLE VII.

                                  THE SERVICER

         Section 7.01 Merger or Consolidation of the Servicer.

         The Servicer shall keep in full effect its existence, rights and franchises as a corporation, and shall obtain and preserve its qualification to do business as a foreign entity in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement or any of the Assistance Loans and to perform its duties under this Agreement.

         Any Person into which the Servicer may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Servicer shall be a party, or any Person succeeding to the business of the Servicer, shall be the successor of the Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding, provided, however, that the successor or surviving Person shall be an institution (i) having a net worth of not less than $25,000,000, and (ii) which is a FNMA- or FHLMC-approved servicer in good standing.

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

         Section 7.02 Limitation on Liability of the Servicer and Others.

         Neither the Servicer nor any of the directors, officers, employees or agents of the Servicer shall be under any liability to each Seller (with respect to its related Assistance Loans) or the Trustee for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Servicer or any such person against any breach of warranties or representations made herein, or failure to perform its obligations in strict compliance with any standard of care set forth in this Agreement, or any liability which would otherwise be imposed by reason of any breach of the terms and conditions of this Agreement. The Servicer and any director, officer, employee or agent of the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Assistance Loans in accordance with this Agreement and which in its opinion may involve it in any expense or liability, provided, however, that the Servicer may, with the consent of the Trustee, undertake any such action which it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties hereto. In such event, the Servicer shall be entitled to reimbursement from the Trust Fund for the reasonable legal expenses and costs of such action.

         Section 7.03 Limitation on Resignation and Assignment by the Servicer.

         Each Seller has entered into this Agreement with the Servicer in reliance upon the independent status of the Servicer, and the representations as to the adequacy of its servicing facilities, plant, personnel, records and procedures, its integrity, reputation and financial standing, and the continuance thereof. Therefore, the Servicer shall neither assign its rights under this Agreement or the servicing hereunder nor delegate its duties hereunder or any portion thereof, or sell or otherwise dispose of all or substantially all of its property or assets without, in each case, the prior written consent of each Seller and the Trustee, which consent, in the case of an assignment of rights or delegation of duties, shall be granted or withheld in the discretion of each Seller and the Trustee, and which consent, in the case of a sale or disposition of all or substantially all of the property or assets of the Servicer, shall not be unreasonably withheld; provided, that in each case, there must be delivered to the Trustee a letter from each Rating Agency to the effect that such transfer of servicing or sale or disposition of assets will not result in a qualification, withdrawal or downgrade of the then-current rating of any of the Certificates. Notwithstanding the foregoing, the Servicer, without the consent of either Seller or the Trustee, may retain third party contractors to perform certain servicing and loan administration functions, including without limitation, hazard insurance administration, tax payment and administration, flood certification and administration, collection services and similar functions; provided, that the retention of such contractors by Servicer shall not limit the obligation of the Servicer to service the Assistance Loans pursuant to the terms and conditions of this Agreement.

         The Servicer shall not resign from the obligations and duties hereby imposed on it except by mutual consent of the Servicer, the Trustee and the Holder of the Class A1 Certificates (so long as the Class A1 Certificates are outstanding) or upon the determination that its duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by the Servicer. Any such determination permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee which Opinion of Counsel shall be in form and substance acceptable to the Trustee. No such resignation shall become effective until a successor shall have assumed the Servicer's responsibilities and obligations hereunder in the manner provided in Section 9.01.

         Without in any way limiting the generality of this Section 7.03, in the event that the Servicer either shall assign this Agreement or the servicing responsibilities hereunder or delegate its duties hereunder or any portion thereof or sell or otherwise dispose of all or substantially all of its property or assets, without the prior written consent of each Seller (with respect to its related Assistance Loans), then either Seller shall have the right to terminate this Agreement upon notice given as set forth in Section 8.01, without any payment of any penalty or damages and without any liability whatsoever to the Servicer or any third party.

         Section 7.04 Subservicing Agreements and Successor Subservicer.

         (a) The Servicer may enter into subservicing agreements for any servicing and administration of the Assistance Loans with any institution which
(i) is an approved FNMA seller/servicer and (ii) which represents and warrants that it is in compliance with the laws of each state as necessary to enable it to perform its obligations under such subservicing agreement. For this purpose, subservicing shall not be deemed to include outsourcing routine tasks to third parties including, but not limited to, taxes, insurance, property inspection, reconveyance, collection or brokering REO Property. The Servicer shall give prior written notice to the Trustee of the appointment of any subservicer and shall furnish to the Trustee a copy of such subservicing agreement. For purposes of this Agreement, the Servicer shall be deemed to have received payments on Assistance Loans immediately upon receipt by any subservicer of such payments. Any such subservicing agreement shall be consistent with and not violate the provisions of this Agreement. Each subservicing agreement shall provide that a successor servicer shall have the option to terminate such agreement without payment of any fees if the predecessor servicer is terminated or resigns.

         (b) The Servicer may terminate any subservicing agreement to which it is a party in accordance with the terms and conditions of such subservicing agreement and either itself directly service the related Assistance Loans or enter into a subservicing agreement with a successor subservicer that qualifies under Section 7.04(a).

         (c) Notwithstanding any subservicing agreement or the provisions of this Agreement relating to agreements or arrangements between the Servicer and a subservicer or reference to actions taken through a subservicer or otherwise, the Servicer shall remain obligated and primarily liable to the Trustee and the Certificateholders for the servicing and administering of the Assistance Loans in accordance with the provisions hereof without diminution of such obligation or liability by virtue of such subservicing agreements or arrangements or by virtue of indemnification from the subservicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Assistance Loans. The Servicer shall be entitled to enter into any agreement with a subservicer for indemnification of the Servicer by such subservicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

                                  ARTICLE VIII.

                                   TERMINATION

         Section 8.01 Termination for Cause.

         This Agreement shall be terminable at the option of each Seller (with respect to its related Assistance Loans) or the Trustee if any of the following events of default exist on the part of the Servicer:

                  (i) any failure by the Servicer to remit to the Trustee any payment required to be made under the terms of this Agreement which continues unremedied for a period of two Business Days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Trustee; or

                  (ii) failure by the Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Servicer set forth in this Agreement which continues unremedied for a period of 30 days; or

                  (iii) failure by the Servicer to maintain its license to do business or service loans in any jurisdiction, if required by such jurisdiction, where any Collateral is located; or

                  (iv) a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, including bankruptcy, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

                  (v) the Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to all or substantially all of its property; or

                  (vi) the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency, bankruptcy or reorganization statute, make an assignment for the benefit of its creditors, voluntarily suspend payment of its obligations or cease its normal business operations for three Business Days; or

                  (vii) the Servicer ceases to meet the qualifications of a FNMA seller/servicer; or

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

                  (viii) the Servicer attempts to assign the servicing of the Assistance Loans or its right to servicing compensation hereunder or the Servicer attempts to sell or otherwise dispose of all or substantially all of its property or assets or to assign this Agreement or the servicing responsibilities hereunder or to delegate its duties hereunder or any portion thereof (to other than a third party in the case of outsourcing routine tasks including, but not limited to, taxes, insurance, property inspection, reconveyance, collection or brokering REO Property), in each case without complying fully with the provisions of Section 7.03.

         In each and every such case, so long as an event of default shall not have been remedied, in addition to whatever rights each Seller (with respect to its related Assistance Loans) or the Trustee may have at law or equity to damages, including injunctive relief and specific performance, each Seller (with respect to its related Assistance Loans) or the Trustee, by notice in writing to the Servicer, may terminate all the rights and obligations of the Servicer under this Agreement and in and to the servicing contract established hereby and the proceeds thereof.

         Upon receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Assistance Loans or otherwise, shall pass to and be vested in a successor Servicer appointed by the Sellers and the Trustee. Upon written request from the Sellers, the Servicer shall prepare, execute and deliver to the successor entity designated by the Sellers any and all documents and other instruments, place in such successor's possession all Servicing Files, and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, including but not limited to the transfer and endorsement or assignment of the Assistance Loans and related documents, at the Servicer's sole expense. The Servicer shall cooperate with each Seller (with respect to its related Assistance Loans) and the Trustee and such successor in effecting the termination of the Servicer's responsibilities and rights hereunder, including without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Servicer to the Custodial Account or Escrow Account or thereafter received with respect to the Assistance Loans.

         By a written notice, the Sellers, the Trustee and the Holder of the Class A1 Certificates (so long as the Class A1 Certificates are outstanding) may forbear any default by the Servicer in the performance of its obligations hereunder and its consequences. Upon any waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

         Section 8.02 Termination Without Cause. This Agreement shall terminate upon: (i) the later of (a) the distribution of the final payment or liquidation proceeds on the last Assistance Loan to the Trustee (or advances by the Servicer for the same), and (b) the disposition of all REO Property acquired upon foreclosure of the last Mortgage Loan and the remittance of all funds due hereunder, (ii) mutual consent of the Servicer, Sellers and the Trustee in writing or (iii) at the sole discretion of each Seller (with respect to its related Assistance Loans) (each acting in its capacity as owner of the servicing rights relating to its Assistance Loans). Any such termination pursuant to clause (iii) above shall be with 30 days' prior notice, in writing and delivered to the Trustee and the Servicer by registered mail to the addresses set forth in
Section 9.04 of this Agreement (in the case of the Servicer) or in the Trust Agreement (in the case of the Trustee). The Servicer shall comply with the termination procedures set forth in Sections 7.03, 8.01 and 9.01 hereof. The Trustee shall have no right to terminate the Servicer pursuant to this Section
8.02. In connection with a termination by either Seller (with respect to its related Assistance Loans) pursuant to clause (iii) of this Section 8.02, the Servicer shall be reimbursed for all unreimbursed out-of-pocket Servicing Advances, Monthly Advances and Servicing Fees and other reasonable and necessary out-of-pocket costs associated with any transfer of servicing at the time of such transfer of servicing. Any invoices received by the Servicer after termination will be forwarded to each Seller (with respect to its related Assistance Loans) or successor servicer for payment within thirty (30) days of receipt from the Servicer.

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

                                  ARTICLE IX.

                            MISCELLANEOUS PROVISIONS

         Section 9.01 Successor to the Servicer.

         Simultaneously with the termination of the Servicer's responsibilities and duties under this Agreement (a) pursuant to Sections 6.02, 7.03, 8.01 or 8.02(ii), the Trustee shall (i) succeed to and assume all of the Servicer's responsibilities, rights, duties and obligations under this Agreement, or (ii) together with the Holder of the Class A1 Certificates (so long as the Class A1 Certificates are outstanding), appoint a successor having the characteristics set forth in clauses (i) and (ii) of Section 7.01 and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Servicer under this Agreement simultaneously with the termination of the Servicer's responsibilities, duties and liabilities under this Agreement; or (b) pursuant to a termination under Section 8.02(iii), the Holder of the Class A1 Certificates (so long as the Class A1 Certificates are outstanding and the Sellers thereafter), shall appoint a successor having the characteristics set forth in clauses (i) and (ii) of Section 7.01 and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Servicer under this Agreement simultaneously with the termination of the Servicer's responsibilities, duties and liabilities under this Agreement. Any successor to the Servicer shall be subject to the approval of the Trustee, shall be a member in good standing of the MERS system (if any of the Mortgage Loans are MERS Eligible Mortgage Loans, unless such Mortgage Loans are withdrawn from MERS and Assignments are recorded in favor of the Trustee at the expense of the successor Servicer). Any approval of a successor servicer by the Trustee, shall, if the successor servicer is not at that time a servicer of other Assistance Loans for the Trust Fund, be conditioned upon the receipt by the Trustee of a letter from each Rating Agency to the effect that such transfer of servicing will not result in a qualification, withdrawal or downgrade of the then-current rating of any of the Certificates. In connection with such appointment and assumption, the Sellers may make such arrangements for the compensation of such successor out of payments on Assistance Loans as it and such successor shall agree, provided, however, that no such compensation shall be in excess of that permitted the Servicer under this Agreement. In the event that the Servicer's duties, responsibilities and liabilities under this Agreement should be terminated pursuant to the aforementioned sections, the Servicer shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor. The resignation or removal of the Servicer pursuant to the aforementioned sections shall not become effective until a successor shall be appointed pursuant to this Section 9.01 and shall in no event relieve the Servicer of the representations and warranties made pursuant to Sections 6.01 and the remedies available to each Seller (with respect to its related Assistance Loans) under Section 6.02 and 6.03, it being understood and agreed that the provisions of such Sections 6.01, 6.02 and 6.03 shall be applicable to the Servicer notwithstanding any such resignation or termination of the Servicer, or the termination of this Agreement. No successor servicer shall be responsible for the lack of information and/or documents that are not transferred to it by the Servicer and that it cannot otherwise obtain through reasonable efforts.

         Within a reasonable period of time, but in no event longer than 30 days of the appointment of a successor entity, the Servicer shall prepare, execute and deliver to the successor entity any and all documents and other instruments, place in such successor's possession all Servicing Files, and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, including but not limited to the transfer and endorsement of the Promissory Notes or Mortgage Notes and related documents, and the preparation and recordation of Assignments. The Servicer shall cooperate with the Trustee or each Seller (with respect to its related Assistance Loans), as applicable, and such successor in effecting the termination of the Servicer's responsibilities and rights hereunder and the transfer of servicing responsibilities to the successor Servicer, including without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Servicer to the Custodial Account or Escrow Account or thereafter received with respect to the Assistance Loans.

         Any successor appointed as provided herein shall execute, acknowledge and deliver to the Trustee, the Servicer and each Seller (with respect to its related Assistance Loans) an instrument (i) accepting such appointment, wherein the successor shall make the representations and warranties set forth in Section
6.01 (including a representation that the successor servicer is a member of MERS, unless none of the Mortgage Loans are MERS Mortgage Loans or MERS Eligible Mortgage Loans or any such Mortgage Loans have been withdrawn from MERS and Assignments are recorded in favor of the Trustee) and (ii) an assumption of the due and punctual performance and observance of each covenant and condition to be performed and observed by the Servicer under this Agreement, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Servicer, with like effect as if originally named as a party to this Agreement. Any termination or resignation of the Servicer or termination of this Agreement pursuant to Sections 6.02, 7.03, 8.01 or 8.02 shall not affect any claims that the Trustee may have against the Servicer arising out of the Servicer's actions or failure to act prior to any such termination or resignation. In addition, in the event any successor servicer is appointed pursuant to Section 8.02(iii) of this Agreement, such successor servicer must satisfy the conditions relating to the transfer of servicing set forth in the Trust Agreement.

         The Servicer shall deliver promptly to the successor servicer the funds in the Custodial Account and Escrow Account and all documents in the Assistance Loan File and related documents and statements held by it hereunder and the Servicer shall account for all funds and shall execute and deliver such instruments and do such other things as may reasonably be required to more fully and definitively vest in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Servicer.

         Upon a successor's acceptance of appointment as such, the Servicer shall notify the Trustee and each Seller (with respect to its related Assistance Loans) of such appointment in accordance with the procedures set forth in
Section 9.04.

         Section 9.02 Purchase of the Assistance Loans.

         (a) On any Distribution Date occurring after the date on which the aggregate Principal Balance of the Assistance Loans is less than 5% of the Cut-off Date aggregate Principal Balance, the Servicer may cause (i) the Trustee to sell (or arrange for the sale of) the assets of the Trust Fund to the Servicer and (ii) the Trust Fund to adopt a plan of complete liquidation pursuant to Section 7.03(a) of the Trust Agreement to sell all of its property.

         (b) If the Servicer elects not to purchase the assets of the Trust Fund pursuant to Section 9.02(a) hereof, the Holders of the Class A1 Certificates may purchase the Mortgage Loans in Pool 1, subject to (and as further described in)
Section 7.01 of the Trust Agreement.

         (c) If, on the Distribution Date immediately preceding the Maturity Date (as defined in the Trust Agreement) any Certificates remain outstanding (taking into account the distribution made on such Distribution Date), the Servicer shall purchase all of the assets of the Trust Fund within 5 Business Days of such Distribution Date.

         (d) With respect to any purchase pursuant to Section 9.02(a) or (c) hereof, the Servicer shall purchase the property of the Trust Fund at a price equal to the Termination Price (as defined in the Trust Agreement) of such property.

         Section 9.03 Costs.

         Each Seller (with respect to its related Assistance Loans) shall pay any legal fees and expenses of its attorneys. Costs and expenses incurred in connection with the transfer of the servicing responsibilities, including fees for delivering Servicing Files, shall be paid by each Seller (with respect to its related Assistance Loans). Subject to Sections 2.02 and 3.01(a), the Depositor shall pay the costs associated with the preparation, delivery and recording of Assignments.

         Section 9.04 Notices.

         All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if sent by facsimile or mailed by overnight courier, addressed as follows (or such other address as may hereafter be furnished to the other party by like notice):

                  (i)      if to each Seller:

                  Lehman Capital, A Division of
                  Lehman Brothers Holdings Inc.
                  101 Hudson Street
                  Jersey City, New Jersey 07302
                  Attention: Manager, Contract Finance
                  Telephone No.:  (201) 524-2000
                  Telecopier No.:  (201) 524-5153

                  Lehman Brothers Bank, F.S.B.
                  39 West 13th Street, 3rd Floor
                  New York, New York 10011
                  Attention: Contract Finance--Leslee Gelber
                  Telephone No.: (212) 884-6292
                  Telecopier No.: (212) 884-6450

                  (ii)     if to the Servicer:

                  Aurora Loan Services Inc.
                  2530 South Parker Road
                  Suite 601
                  Aurora, Colorado  80014
                  Attention:  Rick Skogg
                  Telephone No.: (303) 632-3000
                  Telecopier No.: (303) 632-3001
                  with a copy to:

                  Aurora Loan Services Inc.
                  601 Fifth Avenue
                  P.O. Box 1706
                  Scottsbluff, Nebraska  69361
                  Attention:  Manager, Loan Administration
                  Telephone No.: (308) 220-2000
                  Telecopier No.: (308) 632-4287

                  (iii)    if to the Trustee:

                  Wells Fargo Bank Minnesota, National Association 11000 Broken Land Parkway
                  Columbia, Maryland 21044
                  Attention: Corporate Trust Services (SASCO 2002-AL1) Telephone No.: (410) 884-2000
                  Telecopier No.: (410) 884-2360

                  with a copy to:

                  Wells Fargo Bank Minnesota, National Association Sixth Street & Marquette Avenue
                  Minneapolis, Minnesota 55479
                  Attention: Corporate Trust Services (SASCO 2002-AL1) Telephone No.: (612) 667-9378
                  Telecopier No.: (612) 667-3539

                  (iv)     if to the Holder of the Class A1 Certificates:

                  Federal National Mortgage Association
                  1900 Market Street, Suite 800
                  Philadelphia, Pennsylvania 19103
                  Attention:  Director of Lender Administration
                  Telecopier No.: (215) 575-1900

                  With a copy to:

                  Federal National Mortgage Association
                  4000 Wisconsin Avenue, N.W.
                  Mail Stop 2H-3S/12
                  Washington, D.C. 20016
                  Attention:  Bond Administration
                  Telephone No.: (202) 752-7000
                  Telecopier No.: (202) 752-6536

                  (v) if to the Holder of the Class A Certificates pursuant to Section 3.01 herein:

                  Federal National Mortgage Association
                  3900 Wisconsin Avenue, N.W.
                  Washington, D.C. 20016
                  Attention: Vice President--Loss Mitigation

         Any such demand, notice or communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the addressee. Notwithstanding any other provision herein, any party providing any notice required to be delivered pursuant to the provisions herein shall also send a copy of such notice to the Holders of the Class A1 Certificates so long as the Class A1 Certificates are outstanding.

         Section 9.05 Severability Clause.

         Any part, provision, representation or warranty of this Agreement which is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation or warranty of this Agreement which is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall be ineffective, as to such jurisdiction, to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Assistance Loan shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof. If the invalidity of any part, provision, representation or warranty of this Agreement shall deprive any party of the economic benefit intended to be conferred by this Agreement, the parties shall negotiate, in good-faith, to develop a structure the economic effect of which is as close as possible to the economic effect of this Agreement without regard to such invalidity.

         Section 9.06 No Personal Solicitation.

         From and after the Closing Date, the Servicer hereby agrees that it will not take any action or permit or cause any action to be taken by any of its agents or affiliates, or by any independent contractors on the Servicer's behalf, to personally, by telephone or mail, solicit the borrower or obligor under any Assistance Loan (on a targeted basis) for any purposes of prepayment, refinancing or modification of the related Assistance Loan, provided, however, that this limitation shall not prohibit Servicer from soliciting such Obligor for purposes of prepayment, refinance or modification of any loan owned or serviced by Servicer other than a Assistance Loan. It is understood and agreed that, among other marketing activities, promotions undertaken by Servicer which are directed of the general public at large or which are directed generally to a segment of the then existing customers of Servicer or any of its direct or indirect subsidiaries (including, without limitation, the mailing of promotional materials to Servicer's deposit customers by inserting such materials into customer account statements, mass mailings based on commercially acquired mailing lists and newspaper, radio and television advertisements) shall not constitute solicitation under this section. In the event the Servicer does refinance any Assistance Loan as a result of a violation of the requirements set forth in this Section 9.06, Servicer hereby agrees to pay to the Trust Fund an amount equal to the difference, if any, between the amount that the Trust Fund would have received if it had sold the Assistance Loan to a third party, and the proceeds received by the Trust Fund as a result of such refinancing.

         Section 9.07 Counterparts.

         This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

         Section 9.08 Place of Delivery and Governing Law.

         This Agreement shall be deemed in effect when a fully executed counterpart thereof is received by each Seller in the State of New York and shall be deemed to have been made in the State of New York. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, NOTWITHSTANDING NEW YORK OR OTHER CHOICE OF LAW RULES TO THE CONTRARY.

         Section 9.09 Further Agreements.

         Each Seller (with respect to its related Assistance Loans) and the Servicer each agree to execute and deliver to the other such reasonable and appropriate additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Agreement.

         Section 9.10 Intention of the Parties.

         It is the intention of the parties that each Seller (with respect to its related Assistance Loans) is conveying, and the Servicer is receiving only a contract for servicing the Assistance Loans. Accordingly, the parties hereby acknowledge that the Trust Fund remains the sole and absolute owner of the Assistance Loans and all rights (other than the servicing rights) related thereto.

         Section 9.11 Successors and Assigns; Assignment of Servicing Agreement.

         This Agreement shall bind and inure to the benefit of and be enforceable by the Servicer, each Seller (with respect to its related Assistance Loans) and the Trustee and their respective successors and assigns. This Agreement shall not be assigned, pledged or hypothecated by the Servicer to a third party except in accordance with Section 7.03.

         Section 9.12 Assignment by the Sellers.

         Each Seller (with respect to its related Assistance Loans) shall have the right, upon notice to but without the consent of the Servicer, to assign, in whole or in part, its interest under this Agreement to the Depositor, which in turn shall assign such rights to the Trustee, and the Trustee then shall succeed to all rights of each Seller (with respect to its related Assistance Loans) under this Agreement. All references to each Seller in this Agreement shall be deemed to include each Seller's assignee or designee and any subsequent assignee or designee, specifically including the Trustee, except with respect to each Seller's (with respect to its related Assistance Loans) retained servicing rights pursuant to Section 8.02(iii).

         Each Seller (with respect to its related Assistance Loans) shall have the right, upon notice to but without the consent of the Servicer, to assign, in whole or in part, its retained servicing rights. All references to each Seller (with respect to its related Assistance Loans) in this Agreement, in each Seller's capacity as an owner of servicing rights, shall be deemed to include the assignee or designee and any subsequent assignee or designee, of each Seller's rights (with respect to its related Assistance Loans) arising pursuant to Section 8.02(iii)

         Section 9.13 Waivers.

         No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

         Section 9.14 Exhibits.

         The exhibits to this Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement.

         Section 9.15 General Interpretive Principles.

         For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

         (a) the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

         (b) accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles;

         (c) references herein to "Articles", "Sections", "Subsections", "Paragraphs", and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, Paragraphs and other subdivisions of this Agreement;

         (d) a reference to a Subsection without further reference to a Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;

         (e) the words "herein", "hereof", "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular provision; and

         (f) the term "include" or "including" shall mean by reason of enumeration.

         Section 9.16 Reproduction of Documents.

         This Agreement and all documents relating thereto, including, without limitation, (i) consents, waivers and modifications which may hereafter be executed, (ii) documents received by any party at the closing, and (iii) financial statements, certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

         IN WITNESS WHEREOF, the Servicer and each Seller have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the date first above written.


                                          LEHMAN CAPITAL, A DIVISION OF
                                               LEHMAN BROTHERS HOLDINGS INC.,
                                               as a Seller



                                          By: /s/ Stanley Labanowski
                                              ----------------------------------
                                               Name: Stanley Labanowski
                                               Title: Authorized Signatory



                                          LEHMAN BROTHERS BANK, F.S.B.,
                                               as a Seller


                                          By: /s/ Gary Taylor
                                              ----------------------------------
                                               Name: Gary Taylor
                                               Title: Vice President



                                          AURORA LOAN SERVICES INC.,
                                               as Servicer



                                          By: /s/ Rick Skogg
                                              ----------------------------------
                                              Name: Rick Skogg
                                              Title: Vice President



Acknowledged By:

WELLS FARGO BANK MINNESOTA,
NATIONAL ASSOCIATION,
     as Trustee


By: /s/ Amy Doyle
    -------------------------------
    Name: Amy Doyle
    Title: Vice President

                                    EXHIBIT A

                            ASSISTANCE LOAN SCHEDULE

                                    EXHIBIT B

                       CUSTODIAL ACCOUNT LETTER AGREEMENT


                                                              _______ __, 20__

To: ___________________________

_______________________________

_______________________________

(the "Depository")



         As Servicer under the Servicing Agreement, dated as of February 1, 2002 (the "Agreement"), we hereby authorize and request you to establish an account, as a Custodial Account pursuant to Section 3.03 of the Agreement, to be designated as "Aurora Loan Services Inc., in trust for the Trustee for Structured Asset Securities Corporation 2002-AL1." All deposits in the account shall be subject to withdrawal therefrom by order signed by the Servicer. This letter is submitted to you in duplicate. Please execute and return one original to us.



                                     AURORA LOAN SERVICES INC.



                                     By:_______________________________________

                                     Name:

                                     Title:





         The undersigned, as Depository, hereby certifies that the above described account has been established under Account Number __________, at the office of the Depository indicated above, and agrees to honor withdrawals on such account as provided above.


                                     __________________________________________

                                     Depository



                                     By:_______________________________________

                                     Name:

                                     Title:

                                     Date:

                                    EXHIBIT C

                         ESCROW ACCOUNT LETTER AGREEMENT

                                                             _______ __, 20__

To: ___________________________

_______________________________

_______________________________

(the "Depository")


         As Servicer under the Servicing Agreement, dated as of February 1, 2002 (the "Agreement"), we hereby authorize and request you to establish an account, as an Escrow Account pursuant to Section 3.05 of the Agreement, to be designated as "Aurora Loan Services Inc., in trust for the Trustee for Structured Asset Securities Corporation 2002-AL1." All deposits in the account shall be subject to withdrawal therefrom by order signed by the Servicer. This letter is submitted to you in duplicate. Please execute and return one original to us.



                                     AURORA LOAN SERVICES INC.



                                     By:_______________________________________

                                     Name:

                                     Title:

         The undersigned, as Depository, hereby certifies that the above described account has been established under Account Number __________, at the office of the Depository indicated above, and agrees to honor withdrawals on such account as provided above.


                                     __________________________________________

                                     Depository



                                     By:_______________________________________

                                     Name:

                                     Title:

                                     Date:


                                      C-1